UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22126

Name of Fund: BlackRock Defined Opportunity Credit Trust (BHL)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Defined Opportunity Credit Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2015

Date of reporting period: 08/31/2015

Item 1 – Report to Stockholders

AUGUST 31, 2015

ANNUAL REPORT

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended August 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. U.S. growth picked up considerably in the fourth quarter of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (“Fed”) would eventually be inclined to raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and emerging markets. Investors piled into U.S. Treasury bonds as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. Although these concerns abated in the later part of July when the Greek parliament passed a series of austerity and reform measures, the calm was short-lived. Chinese equity prices plunged and experienced extreme volatility despite policymakers’ attempts to stabilize the market. Financial markets broadly were highly volatile during the month of August as evidence of a further deceleration in China’s economy stoked worries about global growth. Equity and high yield assets declined, with emerging markets especially hard hit given falling commodity prices and lower growth estimates for many of those economies. High quality fixed income assets such as U.S. Treasury and municipal bonds benefited from investors seeking shelter from global volatility.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(5.32)%	0.48%
U.S. small cap equities (Russell 2000® Index)	(5.36)	0.03
International equities (MSCI Europe, Australasia, Far East Index)	(6.30)	(7.47)
Emerging market equities (MSCI Emerging Markets Index)	(15.97)	(22.95)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.86)	3.24
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.68)	1.56
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.21	2.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.85)	(2.93)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2015	BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BHL[1]	0.15%	2.80%
Lipper Loan Participation Funds[2]	(3.67)%	0.25%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

Despite weakness in late 2014, the loan market provided a modest positive return for the full 12-month period. Given the positive returns experienced, the Fund’s use of leverage added modestly to performance for the period. The Fund’s exposure to names in the health care and technology sectors were amongst the top performers over the period.

•

During the period, oil prices experienced a significant decline and most commodity prices came under pressure as well. As a result, prices for the Fund’s holdings within the energy sector fell notably during the period and detracted from returns. The metals & mining sector, while a smaller component of the market, declined also. The electric segment, and in particular Texas Utilities, was an additional detractor. Finally, the Fund’s modest position in equity was a negative contributor.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. From a sector perspective, the Fund added to names in the pharmaceuticals and health care sectors, where increased merger and acquisition activity has led to some attractive investment opportunities.

Describe portfolio positioning at period end.

•

At period end, the Fund held a majority of its total portfolio in floating rate loan interests (bank loans), with a small position in high yield corporate bonds and other interests. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a modest position in CCC-rated loans, with a focus on names that have shown consistent credit improvement. In general, the Fund maintained a bias toward more liquid loans, which have held up better during recent market volatility.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Defined Opportunity Credit Trust

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($12.95)[1]	5.40%
Current Monthly Distribution per Common Share[2]	$0.0583
Current Annualized Distribution per Common Share[2]	$0.6996
Economic Leverage as of August 31, 2015[3]	26%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on October 1, 2015, was decreased to $0.0510 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$12.95	$13.84	(6.43)%	$13.89	$12.60
Net Asset Value	$13.84	$14.41	(3.96)%	$14.42	$13.72

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/15		8/31/14[4]
Floating Rate Loan Interests	94%		94%
Corporate Bonds	3		2
Asset-Backed Securities	3		2
Short-Term Securities	—	[5]	1
Common Stocks	—	[5]	1
Other[6]	—		—

[4]	Information has been revised to conform to current year presentation.

[5]	Representing less than 1% of the Fund’s total investments.

[6]	Includes a less than 1% holding in each of the following investment types: Investment Companies, Non-Agency Mortgage-Backed Securities and Warrants.

Credit Quality Allocation[7,8]	8/31/15	8/31/14[4]
A	1%	—
BBB/Baa	8	6%
BB/Ba	45	43
B	40	44
CCC/Caa	3	4
N/R	3	3

[7]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used.

Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[8]	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	5

Fund Summary as of August 31, 2015	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
FRA[1]	(3.71)%	2.88%[4]
Lipper Loan Participation Funds[2]	(3.67)%	0.25%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return based on net asset value performance presented herein are different than the information previously published on August 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

During the 12-month period, oil prices experienced a significant decline and most commodity prices came under pressure as well. As a result, prices for the Fund’s holdings within the energy sector fell notably during the period and detracted from returns. The metals & mining sector, while a smaller component of the market, declined also.

•	Leading positive contributors to the Fund’s absolute performance included holdings within health care and technology.

Describe recent portfolio activity.

•

During the period, the Fund maintained its overall focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund has concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. The Fund has been actively participating in the new-issue market when possible, however new issuance for loans is at its lowest level in years. In view of limited upside within the CCC-rated loans space, exposure there has been reduced to a modest amount in line with the benchmark. Additionally, the portfolio increased its exposure to higher quality A- rated and BBB-rated collateralized loan obligations (CLOs), and from a sector perspective added to names in the pharmaceuticals and technology sectors, while reducing risk in lodging.

Describe portfolio positioning at period end.

•

At period end, the Fund held a majority of its total portfolio in floating rate loan interests (bank loans), with a meaningful position as well in floating rate CLOs based on attractive relative valuations. The Fund also held a relatively small position in high yield bonds. The Fund maintained its highest concentration in higher coupon B-rated loans of select issuers while limiting exposure to low coupon BB-rated loans. Additionally, the Fund held a modest position in CCC-rated loans, while generally maintaining low exposure to lower quality, less liquid loans. The Fund’s largest positions included Valeant Pharmaceuticals International, Inc., First Data Corp. (technology), and Level 3 Communications (telecommunications).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($12.94)[1]	6.25%
Current Monthly Distribution per Common Share[2]	$0.0674
Current Annualized Distribution per Common Share[2]	$0.8088
Economic Leverage as of August 31, 2015[3]	26%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on October 1, 2015, was decreased to $0.0610 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$12.94	$14.26	(9.26)%	$14.32	$11.84
Net Asset Value	$14.91	$15.38	(3.06)%	$15.38	$14.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/15		8/31/14[4]
Floating Rate Loan Interests	92%		93%
Corporate Bonds	3		3
Asset-Backed Securities	4		2
Common Stocks	1		1
Other	—	[5]	1

[4]	Information has been revised to conform to current year presentation.

[5]

Includes a less than 1% holding in each of the following investment types: Investment Companies, Non-Agency Mortgage-Backed Securities, Options Purchased, Other Interests, Short-Term Securities and Warrants.

Credit Quality Allocation[6,7]	8/31/15	8/31/14[4]
A	1%	—
BBB/Baa	8	6%
BB/Ba	44	43
B	40	43
CCC/Caa	3	4
N/R	4	4

[6]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[7]	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2015	7

Fund Summary as of August 31, 2015	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

Returns for the 12 months ended August 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BLW[1]	(5.74)%	2.23%[4]
Lipper High Yield Funds (Leveraged)[2]	(12.17)%	(5.11)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return based on net asset value performance presented herein are different than the information previously published on August 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•	The main contributors to the Fund’s absolute performance were its exposure to term loans, asset-backed securities (“ABS”) and its duration and yield curve positioning.

•	The main detractors from the Fund’s absolute performance during the period were its marginal positions in equity securities.

•	The Fund held derivatives during the reporting period, which had a neutral effect on performance.

Describe recent portfolio activity.

•

The Fund reduced its exposure to high yield, while it increased its allocation to ABS and commercial mortgage-backed securities (“CMBS”). The Fund made these moves in anticipation of a negative impact on credit sentiment as the Federal Reserve’s quantitative easing program came to an end, and in the belief that ABS and CMBS offered attractive relative value.

Describe portfolio positioning at period end.

•

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield and term loans as well as investment grade corporate credit, CMBS, ABS, and mortgage-backed securities (“MBS”).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2015

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2015 ($14.60)[1]	8.18%
Current Monthly Distribution per Common Share[2]	$0.0995
Current Annualized Distribution per Common Share[2]	$1.1940
Economic Leverage as of August 31, 2015[3]	30%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on October 1, 2015, was decreased to $0.0870 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[3]

Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/15	8/31/14	Change	High	Low
Market Price	$14.60	$16.81	(13.15)%	$16.84	$13.76
Net Asset Value	$17.04	$18.09	(5.80)%	$18.10	$16.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	8/31/15		8/31/14[4]
Corporate Bonds	38%		42%
Floating Rate Loan Interests	26		32
Asset-Backed Securities	16		5
Non-Agency Mortgage-Backed Securities	10		7
Preferred Securities	8		8
U.S. Government Sponsored Agency Securities	1		4
Foreign Agency Obligations	1		—	[5]
Common Stocks	—	[5]	1
Short-Term Securities	—	[5]	1
Other	—	[6]	—	[7]

[4]	Information has been revised to conform to current year presentation.

[5]	Representing less than 1% of the Fund’s total investments.

[6]	Includes a less than 1% holding in each of the following investment types: Options Purchased, Other Interests and Warrants.

[7]	Includes a less than 1% holding in each of the following investment types: Options Purchased, Options Written, Other Interests and Warrants.

Credit Quality Allocation[8,9]	8/31/15	8/31/14[4]
AAA/Aaa[10]	2%	6%
AA/Aa	2	2
A	8	3
BBB/Baa	17	15
BB/Ba	31	32
B	25	31
CCC/Caa	5	7
N/R	10	4

[8]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[9]	Excludes short-term securities.

[10]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

ANNUAL REPORT	AUGUST 31, 2015	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Funds with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of Funds’ shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue debt up to 33 1/3% of their total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having values not less than the value of the Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Diversified Consumer Services — 0.4%
Cengage Thomson Learning		8,922	$233,087
Houghton Mifflin Harcourt Co. (a)		12,055	272,202
Total Common Stocks — 0.4%			505,289

Asset-Backed Securities (b)		Par (000)
ALM Loan Funding, Series 2013-7RA, Class C, 3.74%, 4/24/24 (c)	USD	500	487,710
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (c)		713	682,492
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.16%, 7/15/27 (c)		350	347,620
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.98%, 10/15/26 (c)		250	240,778
Atrium CDO Corp., Series 9A, Class D, 3.83%, 2/28/24 (c)		250	241,959
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.23%, 7/18/27 (c)		295	290,280
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.79%, 1/20/25 (c)		250	250,168
Cent CLO 22 Ltd., Series 2014-22A, Class C, 4.06%, 11/07/26 (c)		250	243,950
LCM XVIII LP, Series 18A, Class INC, 0.00%, 4/20/27 (d)		500	430,000
North End CLO Ltd., Series 2013-1A, Class D, 3.79%, 7/17/25 (c)		250	240,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.48%, 10/25/25 (c)		250	230,796
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.66%, 1/21/26 (c)		250	248,177
Venture XXI CLO Ltd., Series 2015-21A, Class A, 1.77%, 7/15/27 (c)		250	249,250
Voya CLO Ltd., Series 2014-4A, Class SUB, 0.00%, 10/14/26 (d)		1,000	785,915
Total Asset-Backed Securities — 4.0%			4,969,095

Corporate Bonds
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		247	252,894
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 12/17/16		42	44,550
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		590	594,425

			891,869
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		164	163,180
Corporate Bonds		Par (000)	Value
Commercial Services & Supplies — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.07%, 12/01/17 (c)	USD	68	$67,660
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		187	187,806

			255,466
Communications Equipment — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (b)		101	90,648
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.34%, 12/15/19 (b)(c)		260	254,800
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc.:
3.91%, 1/15/18 (c)		228	229,710
6.13%, 1/15/21		127	133,033

			362,743
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		75	77,588
Health Care Providers & Services — 0.2%
Tenet Healthcare Corp., 3.84%, 6/15/20 (b)(c)		310	311,705
Media — 0.9%
Altice Financing SA, 6.63%, 2/15/23 (b)		200	199,000
Altice US Finance I Corp., 5.38%, 7/15/23 (b)		275	272,250
CCO Safari II LLC, 4.91%, 7/23/25 (b)		420	416,007
Numericable Group SA, 6.00%, 5/15/22 (b)		200	200,000

			1,087,257
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		60	60,075
Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., 5.50%, 9/15/21		400	310,152
CONSOL Energy, Inc., 5.88%, 4/15/22		140	100,100
MEG Energy Corp., 7.00%, 3/31/24 (b)		200	163,500

			573,752
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International, Inc. (b):
5.38%, 3/15/20		315	320,512
5.88%, 5/15/23		190	193,800
6.13%, 4/15/25		105	108,150

			622,462
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 7.00%, 3/01/20 (b)		275	292,105
Total Corporate Bonds — 4.0%			5,043,650

Floating Rate Loan Interests (c)
Aerospace & Defense — 1.4%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21		629	630,782

Portfolio Abbreviations

ABS	Asset-Backed Security	DIP	Debtor-In-Possession	NZD	New Zealand Dollar
ADS	American Depositary Shares	EUR	Euro	OTC	Over-the-Counter
AUD	Australian Dollar	GBP	British Pound	PIK	Payment-In-Kind
CAD	Canadian Dollar	JPY	Japanese Yen	USD	U.S. Dollar
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	VA	Department of Veterans Affairs
CR	Custodian Receipt	NYSE	New York Stock Exchange

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	11

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Aerospace & Defense (concluded)
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	USD	429	$426,743
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		275	282,562
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		219	216,717
Term Loan D, 3.75%, 6/04/21		198	195,773

			1,752,577
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		156	140,228
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		162	146,028
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		25	22,871
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		224	201,419

			510,546
Airlines — 0.7%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		320	319,603
Northwest Airlines, Inc.:
2.25%, 3/10/17		120	116,432
1.63%, 9/10/18		127	121,203
1.64%, 9/10/18		64	61,440
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		255	253,207

			871,885
Auto Components — 3.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		282	281,449
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		593	521,964
2nd Lien Term Loan, 11.00%, 1/29/18		200	169,575
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		355	354,157
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		325	313,625
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		1,970	1,883,741
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		633	634,384
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		407	407,855
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		52	51,742

			4,618,492
Automobiles — 0.4%
Chrysler Group LLC, Term Loan B:
3.25%, 12/31/18		188	186,805
3.50%, 5/24/17		317	316,149

			502,954
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		256	256,100
2nd Lien Term Loan, 8.25%, 6/03/21		69	68,376

			324,476
Biotechnology — 0.1%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.75%, 8/13/21		195	194,513
Building Products — 3.7%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		316	313,721
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,185	1,173,421
Floating Rate Loan Interests (c)		Par (000)	Value
Building Products (concluded)
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21	USD	316	$308,694
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		144	143,298
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		697	695,908
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		222	219,633
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		383	380,779
Universal Services of America LP:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		136	134,761
2015 Delayed Draw Term Loan, 6.00%, 7/28/22		1	1,302
2015 Term Loan, 4.75%, 7/28/22		515	507,718
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		108	107,335
Term Loan B, 4.00%, 10/31/19		635	629,051

			4,615,621
Capital Markets — 1.0%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		298	280,455
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		193	192,784
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		784	783,220

			1,256,459
Chemicals — 4.7%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		252	251,248
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		131	130,361
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		512	509,752
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		27	26,505
Charter NEX US Holdings, Inc., Term Loan B, 5.25%, 2/07/22		260	260,325
The Chemours Co., Term Loan B, 3.75%, 5/12/22		191	184,213
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		62	62,173
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		51	49,591
2nd Lien Term Loan, 8.25%, 6/02/20		110	103,396
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		334	310,904
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		159	158,609
Klockner-Pentaplast of America, Inc., Term Loan, 5.00%, 4/28/20		165	164,517
Kronos Worldwide, Inc., 2015 Term Loan, 4.00%, 2/18/20		114	109,304
MacDermid, Inc.:
1st Lien Term Loan, 4.50%, 6/07/20		651	648,248
Term Loan B2, 4.75%, 6/07/20		166	165,697
Minerals Technologies Inc., 2015 Term Loan B, 3.75%, 5/09/21		334	334,017
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		325	315,691
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		315	293,999
Term Loan B2, 4.25%, 1/15/20		575	559,675
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		260	258,809
2015 2nd Lien Term Loan, 8.50%, 6/19/23		110	109,588

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Chemicals (concluded)
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21	USD	352	$347,162
2nd Lien Term Loan, 7.75%, 7/31/22		390	373,425
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		128	128,292

			5,855,501
Commercial Services & Supplies — 6.8%
ADMI Corp., 2015 Term Loan B, 5.50%, 4/30/22		190	190,950
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		710	702,924
ARAMARK Corp.:
Extended Synthetic Line of Credit 2, 0.04%, 7/26/16		14	13,735
Extended Synthetic Line of Credit 3, 3.65%, 7/26/16		9	9,289
Term Loan E, 3.25%, 9/07/19		645	642,651
Term Loan F, 3.25%, 2/24/21		194	192,632
Asurion LLC, Term Loan B4, 5.00%, 8/04/22		280	276,850
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		859	771,757
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		756	755,338
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		678	676,529
2nd Lien Term Loan, 8.00%, 5/14/22		325	325,000
Creative Artists Agency LLC, Term Loan B, 5.50%, 12/17/21		239	240,293
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		181	182,019
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		306	305,136
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		545	537,255
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		304	296,205
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		373	372,192
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,072	1,056,670
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		196	196,951
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		206	206,388
West Corp., Term Loan B10, 3.25%, 6/30/18		598	592,140

			8,542,904
Communications Equipment — 1.8%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		326	324,776
2nd Lien Term Loan, 7.50%, 1/24/22		85	84,448
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		548	469,802
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		210	209,038
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		135	134,606
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21		1,028	1,021,521

			2,244,191
Construction & Engineering — 0.1%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21		178	178,484
Construction Materials — 0.4%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		309	308,588
Headwaters, Inc., Term Loan B, 4.50%, 3/24/22		164	164,366
McJunkin Red Man Corp., Term Loan, 4.75%, 11/08/19		100	97,676

			570,630
Floating Rate Loan Interests (c)		Par (000)	Value
Containers & Packaging — 0.8%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19	USD	182	$181,429
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		286	283,630
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		342	341,550
Rexam PLC, 1st Lien Term Loan, 4.25%, 5/02/21		168	167,879

			974,488
Distributors — 0.6%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		462	459,712
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		349	349,998

			809,710
Diversified Consumer Services — 2.6%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		648	645,205
2nd Lien Term Loan, 8.00%, 8/13/21		321	318,085
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		80	79,600
Term Loan B, 3.75%, 1/30/20		629	627,749
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		174	174,107
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		246	233,754
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		1,208	1,200,985

			3,279,485
Diversified Financial Services — 3.1%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		215	214,785
AssuredPartners Capital, Inc., 1st Lien Term Loan, 5.00%, 3/31/21		596	595,792
Diamond US Holding LLC, Term Loan B, 4.75%, 12/17/21		224	223,781
Jefferies Finance LLC, Term Loan, 4.50%, 5/14/20		600	594,000
Onex Wizard US Acquisition, Inc., Term Loan, 4.25%, 3/13/22		464	463,160
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		723	722,212
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		420	420,225
TransFirst, Inc.:
2014 2nd Lien Term Loan, 9.00%, 11/12/22		190	188,480
Incremental Term Loan B, 4.75%, 11/12/21		412	410,863

			3,833,298
Diversified Telecommunication Services — 4.1%
Altice Financing SA, Term Loan:
Delayed Draw, 5.50%, 7/02/19		393	394,344
5.25%, 2/04/22		160	160,800
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		258	256,925
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		516	516,032
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		509	507,895
2nd Lien Term Loan, 9.75%, 2/21/20		168	166,896
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		2,330	2,327,810
2019 Term Loan, 4.00%, 8/01/19		350	349,012
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		525	518,815

			5,198,529

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)		Value
Electrical Equipment — 0.7%
Southwire Co., Term Loan, 3.00%, 2/10/21	USD	262		$257,435
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		448		448,169
Extended Term Loan, 4.67%, 10/10/17 (a)(e)		380		171,433

				877,037
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, Term Loan, 3.25%, 4/29/20		372		368,991
CPI Acquisition, Inc., Term Loan B, 6.75%, 8/17/22		245		241,019

				610,010
Energy Equipment & Services — 1.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		255		254,056
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		263		251,982
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		951		885,077

				1,391,115
Food & Staples Retailing — 1.2%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		332		331,344
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		235		237,204
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		505		506,583
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19		378		378,260

				1,453,391
Food Products — 3.4%
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		255		250,980
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		675		672,096
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		618		617,686
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		320		318,460
New HB Acquisition LLC:
1st Lien Term Loan, 4.50%, 8/03/22		375		374,884
2nd Lien Term Loan, 8.50%, 8/03/23		80		80,100
Pabst Brewing Co., Inc., Term Loan, 5.75%, 10/21/21		428		427,258
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		370		369,919
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		605		601,504
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		—	(f)	134
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		363		301,018
2nd Lien Term Loan, 10.75%, 11/01/19		270		189,000

				4,203,039
Health Care Equipment & Supplies — 4.1%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		285		284,803
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		223		223,078
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		435		434,076
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		710		705,740
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		611		611,457
Floating Rate Loan Interests (c)		Par (000)		Value
Health Care Equipment & Supplies (concluded)
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18	USD	794		$791,125
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		500		497,633
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21		348		170,107
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		701		683,010
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		622		612,024
Sage Products Holdings III LLC, Refinancing Term Loan B2, 4.25%, 12/13/19		169		168,279

				5,181,332
Health Care Providers & Services — 7.6%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		111		112,089
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/06/22		295		289,469
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		297		296,667
CHG Healthcare Services Inc., Term Loan, 4.25%, 11/19/19		564		561,651
Community Health Systems, Inc.:
Term Loan F, 3.58%, 12/31/18		338		337,607
Term Loan G, 3.75%, 12/31/19		555		553,699
Term Loan H, 4.00%, 1/27/21		1,021		1,022,559
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22		349		349,561
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		2,193		2,186,907
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		420		419,108
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		265		268,887
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		170		170,251
HCA, Inc., Term Loan B5, 2.95%, 3/31/17		313		312,662
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		438		432,265
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		316		314,073
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/22		720		714,154
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		439		438,877
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		509		507,438
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		194		193,367

				9,481,291
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		751		744,715
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		419		416,007

				1,160,722
Hotels, Restaurants & Leisure — 10.4%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		285		282,466
2nd Lien Term Loan, 8.00%, 8/01/22		322		321,698
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		238		237,786
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		654		627,907
Burger King Newco Unlimited Liability Co., 2015 Term Loan B, 3.75%, 12/12/21		1,084		1,082,157

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20	USD	1,349	$1,285,088
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		353	352,278
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		421	420,541
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/13/22		205	205,000
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		210	211,445
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		607	605,249
Intrawest ULC, Term Loan, 4.75%, 12/09/20		364	363,539
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		1,827	1,821,437
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		591	587,531
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		778	770,600
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		310	309,743
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		292	291,758
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		113	112,611
Term Loan B, 4.00%, 2/19/19		521	519,720
Scientific Games International, Inc., 2014 Term Loan B1, 6.00%, 10/18/20		746	737,248
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		1,091	1,087,788
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		759	758,883

			12,992,473
Household Durables — 0.3%
Jarden Corp., 2015 Term Loan B2, 2.95%, 7/27/22		355	353,846
Household Products — 1.0%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		533	529,727
Spectrum Brands, Inc., Term Loan, 3.75%, 6/23/22		689	688,201

			1,217,928
Independent Power and Renewable Electricity Producers — 1.9%
Aria Energy Operating LLC, Term Loan, 5.00%, 5/27/22		330	326,700
Calpine Corp., Term Loan B5, 3.50%, 5/27/22		320	315,501
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		648	648,118
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		707	706,010
Term Loan C, 5.00%, 12/19/21		31	31,221
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		358	351,858

			2,379,408
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		298	252,541
Insurance — 1.0%
AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.50%, 9/04/20		249	248,529
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		367	333,710
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		454	444,257
2nd Lien Term Loan, 6.75%, 2/28/22		260	253,744

			1,280,240
Floating Rate Loan Interests (c)		Par (000)	Value
Internet Software & Services — 1.6%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21	USD	420	$418,195
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		569	568,755
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		858	856,515
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		155	122,659

			1,966,124
IT Services — 4.3%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		475	471,438
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		700	697,249
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		2,845	2,820,816
2018 Term Loan, 3.70%, 9/24/18		295	292,566
InfoGroup, Inc., Term Loan, 7.50%, 5/26/18		245	233,970
SunGard Data Systems, Inc.:
Term Loan C, 3.94%, 2/28/17		350	349,388
Term Loan E, 4.00%, 3/08/20		126	126,118
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		390	389,444

			5,380,989
Leisure Products — 0.3%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		364	361,987
Machinery — 2.1%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		274	273,555
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		258	257,833
Term Loan B3, 4.25%, 8/30/20		78	78,036
Infiltrator Systems, Inc., 2015 Term Loan, 5.25%, 5/27/22		340	338,848
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		179	179,100
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		561	555,408
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		764	711,415
Wabash National Corp., 2015 Term Loan B, 4.25%, 3/16/22		247	246,728

			2,640,923
Manufacture Goods — 0.1%
KP Germany Erste GmbH, 1st Lien Term Loan, 5.00%, 4/28/20		70	70,307
Media — 11.2%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		963	961,079
Term Loan, 0.00%, 7/03/16 (a)(e)		591	—
Charter Communications Operating LLC:
Term Loan H, 3.25%, 7/21/22		240	239,266
Term Loan I, 3.50%, 1/20/23		1,465	1,461,704
Clear Channel Communications, Inc., Term Loan D, 6.95%, 1/30/19		1,364	1,202,003
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		381	374,880
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		542	535,130
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		458	449,187
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		320	310,666

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Media (concluded)
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20	USD	113	$112,310
MCC Iowa LLC:
Term Loan I, 2.66%, 6/30/17		248	245,800
Term Loan J, 3.75%, 6/30/21		124	123,193
Media General, Inc., Term Loan B, 4.00%, 7/31/20		246	245,483
Mediacom Communications Corp., Term Loan F, 2.66%, 3/31/18		252	249,420
Mediacom Illinois LLC, Term Loan E, 3.16%, 10/23/17		475	472,625
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		506	505,591
Term Loan B2, 4.50%, 5/21/20		438	437,405
SBA Senior Finance II LLC:
Incremental Term Loan B, 3.25%, 6/10/22		330	325,403
Term Loan B1, 3.25%, 3/24/21		703	694,880
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		39	38,723
Tribune Media Co., Term Loan, 3.75%, 12/27/20		824	819,969
TWCC Holding Corp., Extended Term Loan, 5.75%, 2/13/20		354	351,088
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		1,012	1,003,790
Virgin Media Investment Holdings Ltd., Term Loan E, 4.25%, 6/30/23	GBP	650	991,101
WideOpenWest Finance LLC, 2015 Term Loan B, 4.50%, 4/01/19	USD	755	751,581
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		425	418,934
Term Loan B2A, 3.50%, 1/15/22		276	271,758
Term Loan B3, 3.50%, 1/15/22		453	446,945

			14,039,914
Metals & Mining — 1.1%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		100	67,500
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		1,116	1,102,331
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		216	215,546

			1,385,377
Multiline Retail — 2.1%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		826	822,365
2nd Lien Term Loan, 8.50%, 3/26/20		200	198,000
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		545	544,717
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 8/10/22		445	445,000
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		577	570,046

			2,580,128
Oil, Gas & Consumable Fuels — 3.3%
CITGO Holding Inc., 2015 Term Loan B, 9.50%, 5/12/18		370	371,080
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		504	358,131
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		440	416,535
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.50%, 11/13/21		205	205,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		40	39,485
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		27	11,674
Floating Rate Loan Interests (c)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20	USD	325	$313,625
Power Buyer LLC:
1st Lien Term Loan, 4.25%, 5/06/20		115	113,945
2nd Lien Term Loan, 8.25%, 11/06/20		105	103,162
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		403	392,901
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		61	51,440
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		467	446,271
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		213	176,489
Stonewall Gas Gathering LLC, Term Loan B, 8.75%, 1/28/22		311	307,706
TPF II Power LLC, Term Loan B, 5.50%, 10/02/21		356	356,198
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		379	378,417
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		133	131,978

			4,174,037
Personal Products — 0.2%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		301	300,407
Pharmaceuticals — 8.5%
Akorn, Inc., Term Loan B, 5.50%, 4/16/21		566	564,842
Amneal Pharmaceuticals LLC, Term Loan, 5.00%, 11/01/19		399	398,393
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		210	207,948
Concordia Healthcare Corp., Term Loan B, 4.75%, 4/21/22		285	285,180
Endo Luxembourg Finance Co. I Sarl:
2014 Term Loan B, 3.25%, 3/01/21		356	355,411
2015 Term Loan B, 3.75%, 6/11/22		1,015	1,014,817
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.20%, 2/27/21		971	969,274
Horizon Pharma Holdings USA, Inc., Term Loan B, 4.50%, 4/22/21		502	500,876
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		1,076	1,068,801
JLL/Delta Dutch Newco BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		786	776,087
Mallinckrodt International Finance SA:
Incremental Term Loan B1, 3.50%, 3/19/21		328	325,819
Term Loan B, 3.25%, 3/19/21		523	519,125
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		966	963,993
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		524	522,501
Series D2 Term Loan B, 3.50%, 2/13/19		568	565,442
Series E Term Loan B, 3.75%, 8/05/20		326	325,138
Term Loan B F1, 4.00%, 4/01/22		1,267	1,266,919

			10,630,566
Professional Services — 3.9%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		433	428,107
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		486	480,529
2014 2nd Lien Term Loan, 7.50%, 7/25/22		160	155,120
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		714	710,563
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		275	274,486

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Professional Services (concluded)
ON Assignment, Inc., 2015 Term Loan, 3.75%, 5/19/22	USD	303	$301,789
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		408	406,084
Sterling Infosystems, Inc., 1st Lien Term Loan B, 4.50%, 6/20/22		495	493,352
TransUnion LLC, Term Loan B2, 3.75%, 4/09/21		1,241	1,230,484
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		389	385,574

			4,866,088
Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		220	210,032
Real Estate Management & Development — 2.2%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		523	521,520
DTZ US Borrower LLC, 1st Lien Term Loan:
5.50%, 11/04/21		490	484,629
2015, 4.25%, 8/05/21		515	509,423
Realogy Corp.:
Extended Letter of Credit, 0.03%, 10/10/16		40	39,745
Term Loan B, 3.75%, 3/05/20		1,176	1,171,783

			2,727,100
Road & Rail — 1.0%
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		327	323,392
Quality Distribution, Inc., 1st Lien Term Loan, 5.25%, 7/20/22		290	286,920
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		459	450,004
2nd Lien Term Loan, 7.75%, 9/30/21		225	210,375

			1,270,691
Semiconductors & Semiconductor Equipment — 1.6%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		1,012	1,010,430
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		526	525,538
Term Loan B5, 5.00%, 1/15/21		162	162,215
NXP BV, Term Loan D, 3.25%, 1/11/20		324	322,335

			2,020,518
Software — 4.6%
Evertec Group LLC, Term Loan B, 3.25%, 4/17/20		240	230,796
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		176	175,120
Term Loan B, 4.25%, 11/01/19		384	381,431
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		830	805,338
Informatica Corp., Term Loan, 4.50%, 8/05/22		874	868,188
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		202	163,465
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		409	415,706
Initial Incremental Term Loan, 4.50%, 10/30/19		243	242,999
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		496	493,507
2nd Lien Term Loan, 8.50%, 10/11/21		350	348,103
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		635	633,546
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		803	803,260
2015 Term Loan B2, 4.00%, 7/08/22		130	130,137
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		75	74,415

			5,766,011
Floating Rate Loan Interests (c)		Par (000)	Value
Specialty Retail — 3.7%
Equinox Holdings, Inc., Repriced Term Loan B, 5.00%, 1/31/20	USD	297	$296,689
General Nutrition Centers, Inc., Term Loan, 3.25%, 3/04/19		288	285,349
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		546	539,503
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		658	658,041
Term Loan B, 3.75%, 1/28/20		512	510,454
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 7/28/22		635	633,812
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		633	631,532
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		823	821,226
Things Remembered, Inc., Term Loan B, 8.25%, 5/24/18		351	254,808

			4,631,414
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		316	314,370
Dell, Inc., Term Loan C, 3.75%, 10/29/18		347	346,048
Linxens France SA, Term Loan, 5.00%, 7/27/22		180	179,100

			839,518
Textiles, Apparel & Luxury Goods — 0.8%
ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan, 5.50%, 5/27/21		120	119,803
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		525	464,378
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		377	376,700

			960,881
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		439	438,386
Trading Companies & Distributors — 0.5%
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		700	695,044
Transportation Infrastructure — 0.2%
Penn Products Terminals LLC, Term Loan B, 4.75%, 4/13/22		255	252,770
Wireless Telecommunication Services — 1.8%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		943	936,908
New Lightsquared LLC, PIK Exit Term Loan, 9.75%, 6/15/20		1,300	1,267,500

			2,204,408
Total Floating Rate Loan Interests — 127.3%			159,382,736

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (b)(c)		304	304,952

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
Capital Markets — 0.0%
Eaton Vance Floating-Rate Income Trust	12	$163
Eaton Vance Senior Income Trust	3,347	20,517
Total Investment Companies — 0.0%		20,680

Warrants
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	691	5,940
Total Long-Term Investments (Cost — $172,368,741) — 136.0%		170,232,342
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (g)(h)	254,052	$254,052
Total Short-Term Securities (Cost — $254,052) — 0.2%		254,052
Total Investments (Cost — $172,622,793) — 136.2%		170,486,394
Liabilities in Excess of Other Assets — (36.2)%		(45,303,603)

Net Assets — 100.0%		$125,182,791

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Amount is less than $500.

(g)	Represents the current yield as of report date.

(h)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,958,501	(2,704,449)	254,052	$315

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(4)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD 508,250	$503

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	812,141	GBP	522,000	HSBC Bank PLC	10/20/15	$11,340

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 2	5.00%	Chicago Mercantile Exchange	6/20/20	B	USD 644	$(7,012)

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized apppreciation[1]	—	—	—	—	$503	$503
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$11,340	—	11,340
		—	—	—	$11,340	$503	$11,843

Derivative Financial Instruments — Liabilities

Swaps — centrally cleared	Net unrealized depreciation[1]	—	$7,012	—	—	—	$7,012

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(5,430)	$(5,430)
Forward foreign currency exchange contracts	—	—	—	$250,768	—	250,768
Swaps	—	$(751)	—	—	—	(751)

Total	—	$(751)	—	$250,768	$(5,430)	$244,587

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$503	$503
Forward foreign currency exchange contracts	—	—	—	$(67,873)	—	(67,873)
Swaps	—	$(7,012)	—	—	—	(7,012)

Total	—	$(7,012)	—	$(67,873)	$503	$(74,382)

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$127,063
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,337,830
Average amounts sold — in USD	$140,064
Credit default swaps:
Average notional value — sell protection	$160,875

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$563	—
Forward foreign currency exchange contracts	11,340	—
Swaps — Centrally cleared	—	$1,640

Total derivative assets and liabilities in the Statement of Assets and Liabilities	11,903	1,640

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(563)	(1,640)

Total derivative assets and liabilities subject to an MNA	$11,340	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	19

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
HSBC Bank PLC	$11,340	—	—	—	$11,340

Total	$11,340	—	—	—	$11,340

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$3,167,995	$1,801,100	$4,969,095
Common Stocks	$272,202	233,087	—	505,289
Corporate Bonds	—	5,043,650	—	5,043,650
Floating Rate Loan Interests	—	151,789,717	7,593,019	159,382,736
Investment Companies	20,680	—	—	20,680
Non-Agency Mortgage-Backed Securities	—	304,952	—	304,952
Warrants	—	—	5,940	5,940
Short-Term Securities	254,052	—	—	254,052
Liabilities:
Unfunded floating rate loan interest	—	(116)	—	(116)

Total	$546,934	$160,539,285	$9,400,059	$170,486,278

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Interest rate contracts	$503	—	—	$503
Foreign currency exchange contracts	—	$11,340	—	11,340
Liabilities:
Credit contracts	—	(7,012)	—	(7,012)

Total	$503	$4,328	—	$4,831

[3]    Derivative financial instruments are swaps, financial futures contract and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$4,641,589	—	—	$4,641,589
Foreign currency at value	729	—	—	729
Liabilities:
Bank borrowings payable	—	$(45,000,000)	—	(45,000,000)

Total	$4,642,318	$(45,000,000)	—	$(40,357,682)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Warrants	Unfunded Floating Rate Loan Interest (Liabilities)	Grand Total
Opening balance, as of August 31, 2014	$921,580	$13,599,109	—	$(85)	$14,520,604
Transfers into Level 3[1]	236,452	2,670,847	$3,214	—	2,910,513
Transfers out of Level 3[2]	(676,305)	(5,898,550)	—	—	(6,574,855)
Accrued discounts/premiums	3,795	20,841	—	—	24,636
Net realized gain (loss)	1,600	(101,729)	—	—	(100,129)
Net change in unrealized appreciation (depreciation)[3,4]	3,226	(342,200)	2,726	85	(336,163)
Purchases	1,557,627	3,358,304	—	—	4,915,931
Sales	(246,875)	(5,713,603)	—	—	(5,960,478)
Closing Balance, as of August 31, 2015	$1,801,100	$7,593,019	$5,940	—	$9,400,059

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[4]	$3,226	$(314,855)	$2,726	—	$(308,903)

[1]   As of August 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,910,513 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]   As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $6,574,855 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]   Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	21

Consolidated Schedule of Investments August 31, 2015	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		143,928	$89,235
GEO Specialty Chemicals, Inc. (b)		23,849	14,787

			104,022
Diversified Consumer Services — 0.4%
Cengage Thomson Learning		37,579	981,751
Houghton Mifflin Harcourt Co.		53,827	1,215,414

			2,197,165
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.		309,827,230	241,665
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	45,123
Total Common Stocks — 0.5%			2,587,975

Asset-Backed Securities (b)		Par (000)
ALM Loan Funding (c):
Series 2012-5A, Class BR, 3.26%, 10/18/27	USD	740	737,558
Series 2013-7R2A, Class B, 2.89%, 4/24/24		555	548,971
Series 2013-7RA, Class C, 3.74%, 4/24/24		1,075	1,048,609
Series 2013-7RA, Class D, 5.29%, 4/24/24		900	875,581
Series 2013-8A, Class B, 3.04%, 1/20/26		1,150	1,130,502
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (c)		713	682,492
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class B, 3.16%, 7/15/27 (c)		1,420	1,410,344
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.48%, 12/09/26 (c)		1,250	1,240,625
Ares CLO Ltd., Series 2014-32A, Class C, 4.47%, 11/15/25 (c)		1,000	993,722
Atlas Senior Loan Fund Ltd., Series 2014-6A, Class D, 3.98%, 10/15/26 (c)		860	828,278
Atrium CDO Corp., Series 9A, Class D, 3.83%, 2/28/24 (c)		1,100	1,064,619
Atrium X, Series 10A, Class D, 3.79%, 7/16/25 (c)		250	240,984
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.79%, 7/15/24 (c)		650	613,156
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, 3.23%, 7/18/27 (c)		680	669,120
Carlyle Global Market Strategies CLO Ltd. (c):
Series 2012-4A, Class D, 4.79%, 1/20/25		700	700,470
Series 2013-1A, Class C, 4.31%, 2/14/25		250	248,013
Cent CLO 22 Ltd., Series 2014-22A, Class C, 4.06%, 11/07/26 (c)		625	609,875
CIFC Funding 2014-II Ltd., Series 2014-2A, Class A3L, 3.18%, 5/24/26 (c)		280	275,443
CIFC Funding 2014-V Ltd., Series 2014-5A, Class D2, 4.79%, 1/17/27 (c)		1,000	1,000,773
CIFC Funding Ltd., Series 2014-3A, Class C1, 3.10%, 7/22/26 (c)		250	243,135
LCM XVIII LP, Series 18A, Class INC, 0.00%, 4/20/27 (c)(d)		2,500	2,150,000
Asset-Backed Securities (b)		Par (000)	Value
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.79%, 10/23/25 (c)	USD	370	$356,375
North End CLO Ltd., Series 2013-1A, Class D, 3.79%, 7/17/25 (c)		750	720,000
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.48%, 10/25/25 (c)		1,000	923,182
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 3.93%, 11/14/26 (c)		500	479,914
OZLM Funding Ltd. (c):
Series 2012-1A, Class BR, 3.29%, 7/22/27		455	455,000
Series 2012-2A, Class C, 4.65%, 10/30/23		500	501,231
OZLM VII Ltd., Series 2014-7A, Class C, 3.89%, 7/17/26 (c)		250	235,418
OZLM VIII Ltd., Series 2014-8A, Class B, 3.29%, 10/17/26 (c)		475	472,034
Regatta Funding LP, Series 2013-2A, Class C, 4.29%, 1/15/25 (c)		500	489,255
Seneca Park CLO, Ltd., Series 2014-1A, Class C, 3.19%, 7/17/26 (c)		250	247,107
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.66%, 1/21/26 (c)		640	635,335
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (c)		1,250	1,194,381
Treman Park CLO LLC, Series 2015-1A, Class D, 4.12%, 4/20/27 (c)		1,400	1,368,500
Venture XXI CLO Ltd., Series 2015-21A, Class A, 1.77%, 7/15/27 (c)		663	661,011
Voya CLO Ltd. :
Series 2014-3A, Class C, 3.90%, 7/25/26 (c)		250	237,114
Series 2014-4A, Class C, 4.29%, 10/14/26 (c)		1,000	981,615
Series 2014-4A, Class SUB, 0.00%, 10/14/26 (d)		1,000	785,915
Total Asset-Backed Securities — 5.1%			28,055,657

Corporate Bonds
Airlines — 0.7%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		1,125	1,153,196
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		166	178,200
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		2,605	2,624,538

			3,955,934
Auto Components — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 3.50%, 3/15/17		717	713,415
Banks — 0.0%
CIT Group, Inc., 5.00%, 8/01/23		135	136,688
Capital Markets — 0.2%
Blackstone CQP Holdco LP, 9.30%, 3/19/19		971	944,697
E*Trade Financial Corp., 0.00%, 8/31/19 (b)(d)(e)		129	327,366

			1,272,063
Chemicals — 0.4%
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18		1,559	2,042,405
Commercial Services & Supplies — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.07%, 12/01/17 (c)		295	293,525
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		757	761,215

			1,054,740
Communications Equipment — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (b)		390	350,025

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Consumer Finance — 0.2%
Ally Financial, Inc.:
7.50%, 9/15/20	USD	128	$148,480
8.00%, 11/01/31		621	740,585

			889,065
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 3.34%, 12/15/19 (b)(c)		1,425	1,396,500
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		315	325,867
Health Care Providers & Services — 0.2%
Tenet Healthcare Corp., 3.84%, 6/15/20 (b)(c)		1,375	1,382,562
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(f)		120	—
Media — 0.8%
Altice Financing SA, 6.63%, 2/15/23 (b)		550	547,250
Altice US Finance I Corp., 5.38%, 7/15/23 (b)		1,225	1,212,750
CCO Safari II LLC, 4.91%, 7/23/25 (b)		1,870	1,852,224
Numericable Group SA, 6.00%, 5/15/22 (b)		842	842,000

			4,454,224
Metals & Mining — 0.0%
Novelis, Inc., 8.38%, 12/15/17		255	255,319
Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., 5.50%, 9/15/21		1,800	1,395,684
CONSOL Energy, Inc., 5.88%, 4/15/22		620	443,300
MEG Energy Corp., 7.00%, 3/31/24 (b)		850	694,875

			2,533,859
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International, Inc. (b):
5.38%, 3/15/20		1,400	1,424,500
5.88%, 5/15/23		840	856,800
6.13%, 4/15/25		460	473,800

			2,755,100
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc., 7.00%, 3/01/20 (b)		1,205	1,279,951
Total Corporate Bonds — 4.5%			24,797,717

Floating Rate Loan Interests (c)
Aerospace & Defense — 1.4%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21		2,763	2,772,547
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		1,862	1,852,392
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,175	1,207,312
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		878	866,870
Term Loan D, 3.75%, 6/04/21		817	807,562

			7,506,683
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		693	623,031
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		722	648,802
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		113	101,570
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		995	894,900

			2,268,303
Floating Rate Loan Interests (c)		Par (000)	Value
Airlines — 0.7%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18	USD	1,414	$1,410,706
Northwest Airlines, Inc.:
2.25%, 3/10/17		521	510,038
1.63%, 9/10/18		556	532,290
1.64%, 9/10/18		282	269,776
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,127	1,119,956

			3,842,766
Auto Components — 3.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		1,236	1,235,248
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		2,646	2,328,763
2nd Lien Term Loan, 11.00%, 1/29/18		907	770,525
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,571	1,569,111
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,536	1,481,878
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		8,639	8,260,900
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		2,754	2,758,739
GPX International Tire Corp., Term Loan (a)(f):
12.25%, 3/30/2012		1,097	—
PIK, 13.00%, 3/30/2012 (g)		18	—
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		1,783	1,786,582
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		225	221,752

			20,413,498
Automobiles — 0.4%
Chrysler Group LLC, Term Loan B:
2018, 3.25%, 12/31/18		815	811,128
3.50%, 5/24/17		1,401	1,398,041

			2,209,169
Banks — 0.3%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		1,148	1,147,525
2nd Lien Term Loan, 8.25%, 6/03/21		305	302,806

			1,450,331
Biotechnology — 0.1%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.75%, 8/13/21		845	842,887
Building Products — 3.7%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		1,378	1,366,060
CPG International, Inc., Term Loan, 4.75%, 9/30/20		5,342	5,292,326
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,397	1,365,007
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		638	632,901
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		3,050	3,047,083
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,007	995,667
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,679	1,668,870
Universal Services of America LP:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		606	599,455
2015 Delayed Draw Term Loan, 1.98%, 7/28/22		6	5,799
2015 Term Loan, 4.75%, 7/28/22		2,292	2,261,688
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		497	492,764
Term Loan B, 4.00%, 10/31/19		2,824	2,797,172

			20,524,792

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Capital Markets — 1.0%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18	USD	1,352	$1,273,884
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		861	859,100
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		3,386	3,382,243

			5,515,227
Chemicals — 4.5%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		1,093	1,091,964
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		567	566,567
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,255	2,244,838
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		116	115,313
Charter NEX US Holdings, Inc., Term Loan B, 5.25%, 2/07/22		977	978,629
The Chemours Co., Term Loan B, 3.75%, 5/12/22		846	815,685
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		243	242,523
Chromaflo Technologies Corp., 1st Lien Term Loan, 4.50%, 12/02/19		243	235,572
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		1,489	1,388,396
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		707	703,574
Klockner-Pentaplast of America, Inc., Term Loan, 5.00%, 4/28/20		732	731,577
Kronos Worldwide, Inc., 2015 Term Loan, 4.00%, 2/18/20		504	484,739
MacDermid, Inc.:
1st Lien Term Loan, 4.50%, 6/07/20		2,844	2,833,589
Term Loan B2, 4.75%, 6/07/20		744	743,396
Minerals Technologies, Inc., 2015 Term Loan B, 3.75%, 5/09/21		1,504	1,503,078
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,436	1,393,101
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,365	1,273,995
Term Loan B2, 4.25%, 1/15/20		2,505	2,439,609
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		1,135	1,129,802
2015 2nd Lien Term Loan, 8.50%, 6/19/23		465	463,256
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		1,533	1,510,887
2nd Lien Term Loan, 7.75%, 7/31/22		1,725	1,651,688
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		561	560,682

			25,102,460
Commercial Services & Supplies — 6.8%
ADMI Corp., 2015 Term Loan B, 5.50%, 4/30/22		840	844,200
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		3,119	3,088,267
ARAMARK Corp.:
Extended Synthetic Line of Credit 2, 0.04%, 7/26/16		46	45,725
Extended Synthetic Line of Credit 3, 3.65%, 7/26/16		32	31,918
Term Loan E, 3.25%, 9/07/19		2,848	2,836,264
Term Loan F, 3.25%, 2/24/21		858	854,497
Asurion LLC, Term Loan B4, 5.00%, 8/04/22		1,300	1,285,375
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		3,771	3,387,350
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		3,330	3,327,644
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		3,000	2,992,425
2nd Lien Term Loan, 8.00%, 5/14/22		1,500	1,500,000
Floating Rate Loan Interests (c)		Par (000)	Value
Commercial Services & Supplies (concluded)
Creative Artists Agency LLC, Term Loan B, 5.50%, 12/17/21	USD	955	$961,170
Dealer Tire LLC, Term Loan B, 5.50%, 12/22/21		865	868,646
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		1,340	1,338,660
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		2,376	2,344,387
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		1,333	1,299,480
PSSI Holdings LLC, Term Loan B, 5.00%, 12/02/21		1,642	1,637,646
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		4,773	4,702,512
US Ecology, Inc., Term Loan, 3.75%, 6/17/21		828	831,571
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		920	920,807
West Corp., Term Loan B10, 3.25%, 6/30/18		2,606	2,578,811

			37,677,355
Communications Equipment — 2.1%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		1,421	1,417,216
2nd Lien Term Loan, 7.50%, 1/24/22		380	377,530
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		2,442	2,092,784
CommScope, Inc., Term Loan B5, 3.75%, 12/29/22		915	910,809
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		603	603,234
Telesat Canada, Term Loan A, 4.09%, 3/24/17	CAD	2,000	1,506,917
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	4,527	4,497,621

			11,406,111
Construction & Engineering — 0.1%
AECOM Technology Corp., Term Loan B, 3.75%, 10/15/21		785	785,331
Construction Materials — 0.5%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		1,424	1,420,042
Headwaters, Inc., Term Loan B, 4.50%, 3/24/22		735	736,073
McJunkin Red Man Corp., Term Loan, 4.75%, 11/08/19		444	433,031

			2,589,146
Containers & Packaging — 0.8%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		811	806,993
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		1,246	1,235,148
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,495	1,494,900
Rexam PLC, 1st Lien Term Loan, 4.25%, 5/02/21		767	765,332

			4,302,373
Distributors — 0.6%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,062	2,050,724
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		1,546	1,549,990

			3,600,714
Diversified Consumer Services — 2.6%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		2,855	2,841,801
2nd Lien Term Loan, 8.00%, 8/13/21		1,417	1,405,674
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.25%, 1/30/20		239	238,800
Term Loan B, 3.75%, 1/30/20		2,754	2,749,445
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		752	751,185
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		1,061	1,009,817

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Diversified Consumer Services (concluded)
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21	USD	5,323	$5,292,672

			14,289,394
Diversified Financial Services — 3.1%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		945	944,055
AssuredPartners Capital, Inc., 1st Lien Term Loan, 5.00%, 3/31/21		2,658	2,656,234
Diamond US Holding LLC, Term Loan B, 4.75%, 12/17/21		970	969,718
Jefferies Finance LLC, Term Loan, 4.50%, 5/14/20		2,775	2,747,250
Onex Wizard US Acquisition, Inc., Term Loan, 4.25%, 3/13/22		2,085	2,081,731
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		3,162	3,159,714
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,844	1,843,575
TransFirst, Inc.:
2014 2nd Lien Term Loan, 9.00%, 11/12/22		851	845,672
Incremental Term Loan B, 4.75%, 11/12/21		1,817	1,812,993

			17,060,942
Diversified Telecommunication Services — 4.0%
Altice Financing SA, Term Loan, 5.25%, 2/04/22		1,100	1,105,500
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		1,130	1,125,067
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,689	2,692,128
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		2,278	2,271,654
2nd Lien Term Loan, 9.75%, 2/21/20		750	746,641
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		10,260	10,250,356
2019 Term Loan, 4.00%, 8/01/19		1,647	1,644,147
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		2,299	2,271,477

			22,106,970
Electrical Equipment — 0.7%
Southwire Co., Term Loan, 3.00%, 2/10/21		1,165	1,146,315
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		1,971	1,971,075
Extended Term Loan, 4.67%, 10/10/17 (a)(f)		1,710	771,449

			3,888,839
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC, Term Loan, 3.25%, 4/29/20		1,728	1,713,032
CPI Acquisition, Inc., Term Loan B, 6.75%, 8/17/22		1,095	1,077,206

			2,790,238
Energy Equipment & Services — 1.3%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,803	1,797,935
Exgen Texas Power LLC, Term Loan B, 5.75%, 9/16/21		1,161	1,112,525
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		4,943	4,599,327

			7,509,787
Food & Staples Retailing — 1.1%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		1,464	1,458,901
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		1,040	1,049,755
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		2,206	2,211,430
Floating Rate Loan Interests (c)		Par (000)	Value
Food & Staples Retailing (concluded)
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19	USD	1,662	$1,662,354

			6,382,440
Food Products — 3.3%
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		1,115	1,095,622
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		2,971	2,958,223
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		2,693	2,691,548
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		1,479	1,469,827
New HB Acquisition LLC:
1st Lien Term Loan, 4.50%, 8/03/22		1,655	1,654,487
2nd Lien Term Loan, 8.50%, 8/03/23		340	340,425
Pabst Brewing Co., Inc., Term Loan, 5.75%, 10/21/21		1,890	1,888,699
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,444	1,444,377
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		2,638	2,620,840
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21		1	595
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,616	1,341,253
2nd Lien Term Loan, 10.75%, 11/01/19		1,195	836,500

			18,342,396
Health Care Equipment & Supplies — 4.1%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,270	1,269,124
Auris Luxembourg III Sarl, Term Loan B4, 4.25%, 1/15/22		1,057	1,056,466
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,912	1,906,198
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		3,150	3,131,100
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		2,726	2,726,116
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		3,500	3,485,746
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		2,161	2,151,530
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21		1,494	729,767
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		3,164	3,083,675
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,759	2,715,625
Sage Products Holdings III LLC, Refinancing Term Loan B2, 4.25%, 12/13/19		785	783,682

			23,039,029
Health Care Providers & Services — 7.5%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		467	469,371
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/06/22		1,310	1,285,437
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		1,292	1,290,503
CHG Healthcare Services Inc., Term Loan, 4.25%, 11/19/19		2,521	2,508,065
Community Health Systems, Inc.:
Term Loan F, 3.58%, 12/31/18		1,598	1,595,958
Term Loan G, 3.75%, 12/31/19		2,439	2,434,436
Term Loan H, 4.00%, 1/27/21		4,488	4,495,858
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22		1,596	1,597,995
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		9,618	9,591,786

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Providers & Services (concluded)
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18	USD	1,892	$1,889,183
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		1,193	1,211,059
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		741	742,414
HCA, Inc., Term Loan B5, 2.95%, 3/31/17		1,394	1,391,171
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		1,932	1,906,352
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		1,315	1,305,025
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/22		3,110	3,084,747
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		1,863	1,860,186
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		2,298	2,289,373
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		879	876,175

			41,825,094
Health Care Technology — 0.9%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		3,328	3,302,223
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,833	1,821,539

			5,123,762
Hotels, Restaurants & Leisure — 10.4%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,294	1,280,226
2nd Lien Term Loan, 8.00%, 8/01/22		1,526	1,527,079
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		2,190	2,183,728
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		2,860	2,746,046
Burger King Newco Unlimited Liability Co., 2015 Term Loan B, 3.75%, 12/12/21		4,758	4,751,346
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		5,979	5,696,883
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,557	1,555,511
Diamond Resorts Corp., Term Loan, 5.50%, 5/09/21		1,792	1,788,405
Eldorado Resorts LLC, Term Loan B, 4.25%, 7/13/22		900	900,000
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		940	946,467
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		2,651	2,644,994
Intrawest ULC, Term Loan, 4.75%, 12/09/20		1,596	1,591,711
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		7,444	7,422,548
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		2,463	2,448,045
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		3,429	3,397,631
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,358	1,355,126
RHP Hotel Properties LP, Term Loan B, 3.50%, 1/15/21		1,272	1,270,878
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		501	499,406
Term Loan B, 4.00%, 2/19/19		2,300	2,294,669
Scientific Games International, Inc., 2014 Term Loan B1, 6.00%, 10/18/20		3,323	3,283,461
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		4,798	4,786,268
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		3,320	3,318,252

			57,688,680
Household Durables — 0.3%
Jarden Corp., 2015 Term Loan B2, 2.95%, 7/27/22		1,580	1,574,865
Floating Rate Loan Interests (c)	Par (000)		Value
Household Products — 1.0%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20	USD	2,317	$2,303,322
Spectrum Brands, Inc., Term Loan, 3.75%, 6/23/22		3,068	3,064,353

			5,367,675
Independent Power and Renewable Electricity Producers — 1.9%
Aria Energy Operating LLC, Term Loan, 5.00%, 5/27/22		1,470	1,455,300
Calpine Corp., Term Loan B5, 3.50%, 5/27/22		1,425	1,404,965
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		2,845	2,845,460
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21		3,100	3,097,202
Term Loan C, 5.00%, 12/19/21		137	136,961
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		1,572	1,544,220

			10,484,108
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,279	1,083,459
Insurance — 1.0%
AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.50%, 9/04/20		1,090	1,089,706
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		1,609	1,463,834
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		2,005	1,960,523
2nd Lien Term Loan, 6.75%, 2/28/22		1,155	1,127,211

			5,641,274
Internet Software & Services — 1.5%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,856	1,848,614
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		2,525	2,522,303
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		3,801	3,795,106

			8,166,023
IT Services — 4.2%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		2,120	2,104,100
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		3,180	3,167,503
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		12,519	12,415,197
2018 Term Loan, 3.70%, 9/24/18		1,150	1,140,512
InfoGroup, Inc., Term Loan, 7.50%, 5/26/18		1,015	968,875
SunGard Data Systems, Inc.:
Term Loan C, 3.94%, 2/28/17		1,515	1,512,349
Term Loan E, 4.00%, 3/08/20		567	565,358
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,715	1,714,401

			23,588,295
Leisure Products — 0.3%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		1,616	1,608,833
Machinery — 2.1%
Allison Transmission, Inc., Term Loan B3, 3.50%, 8/23/19		1,207	1,203,642
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		1,124	1,121,742
Term Loan B3, 4.25%, 8/30/20		340	339,507
Infiltrator Systems, Inc., 2015 Term Loan, 5.25%, 5/27/22		1,518	1,514,314

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Machinery (concluded)
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21	USD	796	$796,000
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		2,391	2,365,921
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		3,479	3,237,828
Wabash National Corp., 2015 Term Loan B, 4.25%, 3/16/22		1,122	1,121,492

			11,700,446
Manufacture Goods — 0.1%
KP Germany Erste GmbH, 1st Lien Term Loan, 5.00%, 4/28/20		313	312,640
Media — 10.8%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		4,235	4,224,873
Term Loan, 0.00%, 7/03/16 (a)(d)(f)		2,489	—
Charter Communications Operating LLC:
Term Loan H, 3.25%, 7/21/22		1,060	1,056,756
Term Loan I, 3.50%, 1/20/23		6,485	6,470,409
Clear Channel Communications, Inc., Term Loan D, 6.95%, 1/30/19		6,175	5,441,597
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,656	1,629,399
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		2,397	2,366,921
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,988	1,950,406
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.50%, 1/07/22		1,380	1,339,745
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		491	488,302
MCC Iowa LLC:
Term Loan I, 2.66%, 6/30/17		1,069	1,061,855
Term Loan J, 3.75%, 6/30/21		520	517,411
Media General, Inc., Term Loan B, 4.00%, 7/31/20		1,128	1,126,074
Mediacom Communications Corp., Term Loan F, 2.66%, 3/31/18		1,106	1,095,493
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		2,225	2,222,203
Term Loan B2, 4.50%, 5/21/20		1,925	1,922,508
SBA Senior Finance II LLC:
Incremental Term Loan B, 3.25%, 6/10/22		1,475	1,454,453
Term Loan B1, 3.25%, 3/24/21		3,019	2,985,047
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		199	195,685
Tribune Media Co., Term Loan, 3.75%, 12/27/20		3,675	3,655,829
TWCC Holding Corp., Extended Term Loan, 5.75%, 2/13/20		1,571	1,557,646
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		4,484	4,448,615
Virgin Media Investment Holdings Ltd., Term Loan E, 4.25%, 6/30/23	GBP	2,840	4,330,351
WideOpenWest Finance LLC, 2015 Term Loan B, 4.50%, 4/01/19	USD	3,194	3,181,662
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		1,879	1,852,302
Term Loan B2A, 3.50%, 1/15/22		1,219	1,201,407
Term Loan B3, 3.50%, 1/15/22		2,004	1,975,886

			59,752,835
Metals & Mining — 1.0%
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		4,929	4,869,750
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		954	953,992

			5,823,742
Floating Rate Loan Interests (c)	Par (000)		Value
Multiline Retail — 2.0%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19	USD	3,628	$3,611,571
2nd Lien Term Loan, 8.50%, 3/26/20		870	861,300
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		2,412	2,412,202
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 8/10/22		1,970	1,970,000
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,567	2,536,836

			11,391,909
Oil, Gas & Consumable Fuels — 3.3%
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		1,765	1,769,103
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		2,211	1,569,509
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,920	1,817,606
Green Energy Partners/Stonewall LLC, Term Loan B1, 6.50%, 11/13/21		895	895,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		177	175,858
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		110	48,131
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		1,435	1,384,775
Power Buyer LLC:
1st Lien Term Loan, 4.25%, 5/06/20		510	505,323
2nd Lien Term Loan, 8.25%, 11/06/20		470	461,775
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,791	1,746,225
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		265	225,164
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		1,963	1,874,904
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		941	779,834
Stonewall Gas Gathering LLC, Term Loan B, 8.75%, 1/28/22		1,381	1,367,339
TPF II Power LLC, Term Loan B, 5.50%, 10/02/21		1,547	1,548,473
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		1,681	1,677,981
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		596	591,456

			18,438,456
Personal Products — 0.2%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		1,327	1,324,363
Pharmaceuticals — 8.4%
Akorn, Inc., Term Loan B, 5.50%, 4/16/21		2,471	2,467,470
Amneal Pharmaceuticals LLC, Term Loan, 4.50%, 11/01/19		1,783	1,780,762
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		907	899,496
Concordia Healthcare Corp., Term Loan B, 4.75%, 4/21/22		1,280	1,280,806
Endo Luxembourg Finance Co. I Sarl:
2014 Term Loan B, 3.25%, 3/01/21		1,560	1,559,860
2015 Term Loan B, 3.75%, 6/11/22		4,510	4,509,188
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.20%, 2/27/21		4,240	4,231,161
Horizon Pharma Holdings USA, Inc., Term Loan B, 4.50%, 4/22/21		2,226	2,223,570
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,769	4,736,961
JLL/Delta Dutch Newco BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		3,527	3,483,138

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Pharmaceuticals (concluded)
Mallinckrodt International Finance SA:
Incremental Term Loan B1, 3.50%, 3/19/21	USD	1,429	$1,421,754
Term Loan B, 3.25%, 3/19/21		2,296	2,277,294
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		4,258	4,250,851
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		2,303	2,293,908
Series D2 Term Loan B, 3.50%, 2/13/19		2,008	2,000,600
Series E Term Loan B, 3.75%, 8/05/20		1,436	1,431,472
Term Loan B F1, 4.00%, 4/01/22		5,689	5,687,369

			46,535,660
Professional Services — 3.8%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		1,922	1,899,371
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		2,129	2,103,652
2014 2nd Lien Term Loan, 7.50%, 7/25/22		880	853,160
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,211	3,197,532
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		975	973,177
ON Assignment, Inc., 2015 Term Loan, 3.75%, 5/19/22		1,331	1,327,872
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,765	1,756,549
Sterling Infosystems, Inc., 1st Lien Term Loan B, 4.50%, 6/20/22		2,230	2,222,574
TransUnion LLC, Term Loan B2, 3.75%, 4/09/21		5,468	5,422,104
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,626	1,611,492

			21,367,483
Real Estate Investment Trusts (REITs) — 0.2%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		970	926,049
Real Estate Management & Development — 2.1%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		2,296	2,290,154
DTZ US Borrower LLC, 1st Lien Term Loan:
4.25%, 8/05/21		2,270	2,245,416
5.50%, 11/04/21		2,146	2,122,601
Realogy Corp.:
Extended Letter of Credit, 0.13%, 10/10/16		114	113,166
Term Loan B, 3.75%, 3/05/20		5,159	5,139,825

			11,911,162
Road & Rail — 1.0%
The Hertz Corp., Term Loan B2, 3.00%, 3/11/18		1,440	1,425,863
1st Lien Term Loan, 4.25%, 3/31/21		2,015	1,974,210
2nd Lien Term Loan, 7.75%, 9/30/21		975	911,625
Quality Distribution, Inc., 1st Lien Term Loan, 5.25%, 7/20/22		1,270	1,256,513
Road Infrastructure Investment LLC:

			5,568,211
Semiconductors & Semiconductor Equipment — 1.8%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		4,439	4,432,993
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20		3,526	3,520,628
Term Loan B5, 5.00%, 1/15/21		702	702,930
NXP BV, Term Loan D, 3.25%, 1/11/20		1,405	1,396,784

			10,053,335
Software — 4.6%
Evertec Group LLC, Term Loan B, 3.25%, 4/17/20		1,049	1,007,967
Floating Rate Loan Interests (c)	Par (000)		Value
Software (concluded)
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20	USD	780	$776,100
Term Loan B, 4.25%, 11/01/19		1,674	1,664,425
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		3,372	3,272,062
Informatica Corp., Term Loan, 4.50%, 8/05/22		3,880	3,852,465
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		884	716,131
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,787	1,814,912
Initial Incremental Term Loan, 4.50%, 10/30/19		1,469	1,468,111
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		2,143	2,133,638
2nd Lien Term Loan, 8.50%, 10/11/21		1,600	1,591,328
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		2,779	2,773,457
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		3,564	3,566,477
2015 Term Loan B2, 4.00%, 7/08/22		577	577,809
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		323	322,466

			25,537,348
Specialty Retail — 3.8%
Equinox Holdings, Inc., Repriced Term Loan B, 5.00%, 1/31/20		1,310	1,308,818
General Nutrition Centers, Inc., Term Loan, 3.25%, 3/04/19		1,272	1,258,132
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		2,353	2,326,790
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		2,891	2,889,441
Term Loan B, 3.75%, 1/28/20		2,230	2,221,612
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 7/28/22		2,795	2,789,773
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		3,335	3,326,672
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		3,651	3,643,256
Things Remembered, Inc., Term Loan B, 8.25%, 5/24/18		1,524	1,105,224

			20,869,718
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		1,414	1,405,259
Dell, Inc., Term Loan C, 3.75%, 10/29/18		1,511	1,508,087
Linxens France SA, Term Loan, 5.00%, 7/27/22		795	791,025

			3,704,371
Textiles, Apparel & Luxury Goods — 0.8%
ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan, 5.50%, 5/27/21		522	519,594
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,275	2,013,294
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		1,659	1,659,204

			4,192,092
Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		1,911	1,909,414
Trading Companies & Distributors — 0.6%
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		3,100	3,078,052
Transportation Infrastructure — 0.2%
Penn Products Terminals LLC, Term Loan B, 4.75%, 4/13/22		1,134	1,122,691

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Wireless Telecommunication Services — 1.8%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20	USD	4,161	$4,135,192
New Lightsquared LLC, PIK Exit Term Loan, 9.75%, 6/15/20 (g)		5,750	5,606,250

			9,741,442
Total Floating Rate Loan Interests — 126.6%			702,860,668

Investment Companies		Shares
Capital Markets — 0.0%
Eaton Vance Floating-Rate Income Trust		54	732
Eaton Vance Senior Income Trust		13,945	85,483
Total Investment Companies — 0.0%			86,215

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (b)(c)	USD	1,336	1,340,186

Other Interests (h)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		256	3
Household Durables — 0.3%
Stanley Martin, Class B Membership Units (i)		1,250	1,715,000
Total Other Interests — 0.3%			1,715,003

Preferred Securities	Shares	Value
Preferred Stock — 0.0%
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 0.00% (c)(j)	2,075	$53,950

Trust Preferreds — 0.3%
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	60,894	1,549,126
Total Preferred Securities — 0.3%		1,603,076

Warrants
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	2,406	20,682
Total Long-Term Investments (Cost — $774,867,940) — 137.5%		763,067,179
Options Purchased (Cost — $43,022) — 0.0%		—
Total Investments (Cost — $774,910,962) — 137.5%		763,067,179
Liabilities in Excess of Other Assets — (37.5)%		(207,963,068)

Net Assets — 100.0%		$555,104,111

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Zero-coupon bond.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	All or a portion of Security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary

(j)	Security is perpetual in nature and has no stated maturity date.

*	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,456,864	(3,456,864)	—	$513

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts
Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(18)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD 2,287,125	$2,213

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	29

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,136,112	CAD	1,467,000	Westpac Banking Corp.	10/20/15	$21,170
USD	3,147,434	GBP	2,023,000	HSBC Bank PLC	10/20/15	43,948
Total						$65,118

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD 942.86	44	—

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 2	5.00%	Chicago Mercantile Exchange	6/20/20	B	USD 2,896	$(31,556)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized apppreciation[1]	—	—	—	—	$2,213	$2,213
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$65,118	—	65,118
		—	—	—	$65,118	$2,213	$67,331

Derivative Financial Instruments — Liabilities
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$31,556	—	—	—	$31,556

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(24,385)	$(24,385)
Forward foreign currency exchange contracts	—	—	—	$1,385,850	—	1,385,850
Swaps	—	$(3,377)	—	—	—	(3,377)

	—	$(3,377)	—	$1,385,850	$(24,385)	$1,358,088

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$2,213	$2,213
Forward foreign currency exchange contracts	—	—	—	$(261,421)	—	(261,421)
Swaps	—	$(31,556)	—	—	—	(31,556)

	—	$(31,556)	—	$(261,421)	$2,213	$(290,764)

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — short	$571,781
Forward foreign currency exchange contracts:
Average amounts purchased – in USD	$7,043,294
Average amounts sold — in USD	$659,161
Credit default swaps:
Average notional value-sell protection	$723,938

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,531	—
Forward foreign currency exchange contracts	65,118	—
Swaps — Centrally cleared	—	$7,382

Total derivative assets and liabilities in the Statement of Assets and Liabilities	67,649	7,382

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,531)	(7,382)

Total derivative assets and liabilities subject to an MNA	$65,118	—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
HSBC Bank PLC	$43,948	—	—	—	$43,948
Westpac Banking Corp.	21,170	—	—	—	21,170

Total	$65,118	—	—	—	$65,118

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$18,033,624	$10,022,033	$28,055,657
Common Stocks	$1,260,537	981,751	345,687	2,587,975
Corporate Bonds	—	21,810,615	2,987,102	24,797,717
Floating Rate Loan Interests	—	669,755,279	33,105,389	702,860,668
Investment Companies	86,215	—	—	86,215
Non-Agency Mortgage-Backed Securities	—	1,340,186	—	1,340,186
Other Interests	—	—	1,715,003	1,715,003
Preferred securities	1,603,076	—	—	1,603,076
Warrants	—	—	20,682	20,682
Liabilities:
Unfunded floating rate loan interest	—	(519)	—	(519)

Total	$2,949,828	$711,920,936	$48,195,896	$763,066,660

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	31

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$2,213	—	—	$2,213
Foreign currency exchange contracts	—	$65,118	—	65,118
Liabilities:
Credit contracts	—	(31,556)	—	(31,556)

Total	$2,213	$33,562	—	$35,775

[1]    Derivative financial instruments are swaps, financial futures contract and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$9,531,960	—	—	$9,531,960
Cash pledged for financial futures contracts	45,000	—	—	45,000
Cash pledged for centrally cleared swaps	170,000	—	—	170,000
Foreign currency at value	6,465	—	—	6,465
Liabilities:
Bank borrowings payable	—	$(196,000,000)	—	(196,000,000)

Total	$9,753,425	$(196,000,000)	—	$(186,246,575)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Floating Rate Loan Interest (Liabilities)	Grand Total
Opening balance, as of August 31, 2014	$1,510,942	$1,159,180	$4,766,957	$58,688,498	$1,858,753	$138,171	$(374)	$68,122,127
Transfers into Level 3[2]	—	709,356	—	11,738,674	—	11,191	—	12,459,221
Transfers out of Level 3[3]	—	(913,905)	—	(27,135,051)	—	—	—	(28,048,956)
Accrued discounts/premiums	—	17,556	50,007	80,579	—	—	—	148,142
Net realized gain (loss)	(5,161,104)	1,600	—	(292,729)	—	—	—	(5,452,233)
Net change in unrealized appreciation (depreciation)[4,5]	3,877,394	34,345	(1,980,312)	(1,539,831)	(80,900)	(128,680)	374	182,390
Purchases	118,455	9,260,776	150,450	14,984,805	—	—	—	24,514,486
Sales	—	(246,875)	—	(23,419,556)	(62,850)	—	—	(23,729,281)
Closing Balance, as of August 31, 2015	$345,687	$10,022,033	$2,987,102	$33,105,389	$1,715,003	$20,682	—	$48,195,896

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[5]	$(1,283,707)	$34,345	$(1,980,311)	$(1,349,570)	$(80,900)	$9,491	—	$(4,650,652)

[2]    As of August 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $12,459,221 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]    As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $28,048,956 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[4] Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[5]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments August 31, 2015	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals — 0.0%
LyondellBasell Industries NV, Class A		37	$3,159
Construction & Engineering — 0.0%
USI United Subcontractors		6,454	193,619
Diversified Consumer Services — 0.3%
Cengage Thomson Learning		22,058	576,265
Houghton Mifflin Harcourt Co. (a)		61,641	1,391,854

			1,968,119
Diversified Financial Services — 0.1%
Kcad Holdings I Ltd. (a)		546,753,936	426,468
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (a)(b)		3,155	—
Total Common Stocks — 0.4%			2,591,365

Asset-Backed Securities	Par (000)
Asset-Backed Securities — 22.6%
ACAS CLO Ltd., Series 2014-1A, Class C, 3.19%, 7/18/26 (c)(d)	USD	1,500	1,464,587
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.94%, 4/15/24 (c)(d)		1,750	1,701,863
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.45%, 5/10/32 (c)(d)		283	280,760
ALM Loan Funding, Series 2013-7RA (c)(d):
Class C, 3.74%, 4/24/24		1,210	1,180,294
Class D, 5.29%, 4/24/24		1,040	1,011,782
ALM VI, Ltd., Series 2012-6A, Class B2R, 3.09%, 7/15/26 (c)(d)		1,000	1,000,000
ALM XIV Ltd., Series 2014-14A, Class C, 3.74%, 7/28/26 (c)(d)		3,140	3,007,754
AmeriCredit Automobile, Receivables 2014-3, AMCAR 2014-3 C, 2.58%, 9/08/20		4,850	4,890,881
AMMC CLO 15 Ltd., Series 2014-15A, Class D, 4.48%, 12/09/26 (c)(d)		2,000	1,985,000
Apidos CLO XVII, Series 2014-17A, Class B, 3.14%, 4/17/26 (c)(d)		3,000	2,947,362
Ares CLO Ltd. (c)(d):
Series 2014 32A B 144A, 3.52%, 11/15/25		1,250	1,247,739
Series 2012-2A, Class CR, 2.99%, 10/12/23		1,000	997,500
Atrium CDO Corp., Series 9A, Class D, 3.79%, 2/28/24 (c)(d)		1,850	1,790,496
Babson CLO Ltd., Series 2014-3A, Class C1, 3.29%, 1/15/26 (c)(d)		2,000	1,997,000
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.79%, 7/15/24 (c)(d)		750	707,488
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class B, 3.09%, 7/20/26 (c)(d)		1,250	1,231,250
Benefit Street Partners CLO V Ltd., Series 2014-VA, Class C, 3.39%, 10/20/26 (c)(d)		2,500	2,465,625
Carlyle Global Market Strategies CLO Ltd., Class C (c)(d):
Series 2013-1A, 4.31%, 2/14/25		250	248,013
Series 2014-5A, 4.44%, 10/16/25		2,000	1,999,839
Series 2015-1A, 3.44%, 4/20/27		1,000	998,332
CIFC Funding 2014-IV Ltd., Series 2014-4A, Class C1, 3.19%, 10/17/26 (c)(d)		2,850	2,798,700
Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
CIFC Funding 2014-V Ltd., Series 2014-5A (c)(d):
Class C, 3.64%, 1/17/27	USD	445	$444,388
Class D2, 4.79%, 1/17/27		445	445,344
CIFC Funding Ltd., Class D (c)(d):
Series 2014-3A, 3.70%, 7/22/26		420	391,040
Series 2015-1A, 4.27%, 1/22/27		600	588,146
Countrywide Asset-Backed Certificates, Series 2007-7, Class 2A2, 0.36%, 10/25/47 (d)		22	22,209
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 1/25/30 (c)		2,035	1,974,597
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (c)		3,214	3,234,439
Flagship CLO, Series 2014-8A, Class C, 3.42%, 1/16/26 (c)(d)		2,000	1,995,270
Gramercy Park CLO, Ltd., Series 2012-1AR, Class CR, 4.34%, 7/17/23 (c)(d)		5,000	4,999,901
GSAA Trust, Series 2007-3, Class 1A2, 0.37%, 3/25/47 (d)		2,606	1,317,209
LIitigation Fee Residual FDG, 3.50%, 10/30/27		2,060	2,060,000
Madison Park Funding Ltd., Series 2012-10A, Class D, 4.54%, 1/20/25 (c)(d)		700	700,030
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.79%, 10/23/25 (c)(d)		420	404,534
Madison Park Funding XV, Ltd., Series 2014-15A, Class B1, 3.55%, 1/27/26 (c)(d)		1,500	1,503,000
Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class B, 3.43%, 11/14/25 (c)(d)		2,250	2,248,605
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.64%, 7/17/25 (c)(d)		2,000	1,866,558
OneMain Financial Issuance Trust (c):
Series 2015-1A, Class D, 6.63%, 3/18/26		4,350	4,480,369
Series 2015-2A, Class C, 4.32%, 7/18/25		4,000	3,999,880
Series 2015-2A, Class D, 5.64%, 7/18/25		2,000	1,999,580
OZLM Funding Ltd., Series 2012-2A, Class C, 4.65%, 10/30/23 (c)(d)		500	501,231
OZLM IX, Ltd., Series 2014-9A, Class C, 3.89%, 1/20/27 (c)(d)		1,500	1,433,716
OZLM VII Ltd., Series 2014-7A, Class C, 3.89%, 7/17/26 (c)(d)		780	734,504
OZLM VIII Ltd., Series 2014-8A, (c)(d);
Class B, 3.29%, 10/17/26		2,500	2,484,389
Class C, 3.79%, 10/17/26		500	475,329
OZLM XII, Ltd., Series 2015-12A, Class C, 3.98%, 4/30/27 (c)(d)		1,000	957,303
Regatta Funding LP, Series 2013-2A, Class C, 4.29%, 1/15/25 (c)(d)		500	489,255
Regatta V Funding Ltd., Series 2014-1A, Class B, 3.30%, 10/25/26 (c)(d)		2,000	1,939,292
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60%, 11/16/20		4,500	4,533,511
Santander Drive Auto Receivables Trust 2014-3, Series 2014-3, Class D, 2.65%, 8/17/20		4,015	4,013,695

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	33

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (concluded)
Santander Drive Auto Receivables Trust 2014-4, Series 2014-4, Class D, 3.10%, 11/16/20	USD	4,500	$4,515,174
Santander Drive Auto Receivables Trust, Series 2014-S1, 0.00%, 8/16/18		3	8,284,950
Santander Drive Auto Receivables Trust, Series 2014-S2, 0.00%, 11/16/18		3	6,412,500
Santander Drive Auto Receivables Trust, Series 2014-S3, 0.00%, 2/19/19		3	9,502,270
Santander Drive Auto Receivables Trust, Series 2014-S4, 0.00%, 4/16/19		3	12,587,553
Sound Point CLO Ltd., Series 2014-3A, Class D, 3.89%, 1/23/27 (c)(d)		2,000	1,911,009
Symphony CLO XV Ltd., Series 2014-15A, Class C, 3.49%, 10/17/26 (c)(d)		4,000	3,995,270
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.59%, 1/15/27 (c)(d)		445	445,000
Venture XXI CLO Ltd., Series 2015-21A, Class D, 3.78%, 7/15/27 (c)(d)		400	382,640
Voya CLO Ltd., Series 2014-4A (c):
Class C, 4.29%, 10/14/26 (d)		2,500	2,454,038
Class SUB, 0.00%, 10/14/26 (e)		1,000	785,915
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,117,642

			142,583,550
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (c)		5,783	397,573
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29		7,708	517,911

			915,484
Total Asset-Backed Securities — 22.8%			143,499,034

Corporate Bonds
Aerospace & Defense — 0.7%
Bombardier, Inc., 7.50%, 3/15/25 (c)		167	126,503
DigitalGlobe, Inc., 5.25%, 2/01/21 (c)(f)		928	890,880
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)(f)		250	258,125
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (c)(f)		339	364,472
TransDigm, Inc. (f):
6.00%, 7/15/22		1,795	1,768,344
6.50%, 7/15/24		835	816,213

			4,224,537
Air Freight & Logistics — 0.2%
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	116,434
XPO Logistics, Inc., 6.50%, 6/15/22 (c)(f)	USD	1,050	1,034,250

			1,150,684
Airlines — 2.8%
Air Canada Pass-Through Trust (c)(f):
Series 2013-1, Class C, 6.63%, 5/15/18		651	675,347
Series 2015-1, Class B, 3.88%, 9/15/24		1,500	1,451,250
American Airlines Group, Inc., 4.63%, 3/01/20 (c)(f)		315	309,488
American Airlines Pass-Through Trust, Series 2013-2 (f):
Class A, 4.95%, 7/15/24		3,352	3,570,334
Class B, 5.60%, 1/15/22 (c)		659	677,406
Class C, 6.00%, 1/15/17 (c)		2,566	2,630,097
Corporate Bonds	Par (000)		Value
Airlines (concluded)
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (f)	USD	2,090	$2,168,375
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		197	211,167
United Airlines Pass-Through Trust, Series 2014-2, Class B, 4.63%, 3/03/24 (f)		2,300	2,300,000
US Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15 (f)		1,062	1,066,442
Virgin Australia Trust, Series 2013-1 (c):
Class A, 5.00%, 4/23/25		629	648,936
Class B, 6.00%, 4/23/22 (f)		1,243	1,267,563
Class C, 7.13%, 10/23/18 (f)		867	879,719

			17,856,124
Auto Components — 1.1%
Affinia Group, Inc., 7.75%, 5/01/21 (f)		1,095	1,160,700
The Goodyear Tire & Rubber Co., 6.50%, 3/01/21		531	562,064
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19 (f)		2,058	2,084,754
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (c)		186	193,440
Schaeffler Holding Finance BV (g):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	115	138,625
(6.25% Cash or 0.00% PIK), 6.25%, 11/15/19 (c)(f)	USD	804	846,210
(6.75% Cash or 0.00% PIK), 6.75%, 11/15/22 (c)(f)		943	1,006,653
(6.88% Cash), 6.88%, 8/15/18	EUR	375	435,934
ZF North America Capital, Inc.:
4.50%, 4/29/22 (c)		168	162,750
2.75%, 4/27/23		200	211,525
4.75%, 4/29/25 (c)(f)	USD	326	308,885

			7,111,540
Automobiles — 0.4%
General Motors Co., 3.50%, 10/02/18 (f)		2,478	2,512,841
Banks — 2.0%
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	100	113,965
Banco Bilbao Vizcaya Argentaria SA, 6.75% (d)(h)		200	224,206
Banco Espirito Santo SA:
4.75%, 1/15/18		100	113,690
4.00%, 1/21/19		100	110,354
Banco Santander SA, 6.25% (d)(h)		200	222,859
Bankia SA, 4.00%, 5/22/24 (d)		100	110,579
Barclays PLC, 3.65%, 3/16/25 (f)	USD	3,600	3,419,640
CIT Group, Inc. (f):
5.00%, 5/15/17		890	915,588
5.50%, 2/15/19 (c)		1,370	1,440,212
5.00%, 8/01/23		235	237,938
Citigroup, Inc., 5.95% (d)(f)(h)		1,370	1,343,285
HSBC Holdings PLC, 6.25%, 3/19/18	EUR	1,000	1,264,565
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		100	109,902
Nordea Bank AB, 4.50%, 3/26/20		1,020	1,300,296
Santander Holdings USA, Inc., 4.50%, 7/17/25	USD	1,750	1,754,690

			12,681,769

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Beverages — 0.1%
Constellation Brands, Inc.:
7.25%, 5/15/17	USD	82	$88,355
3.88%, 11/15/19 (f)		294	301,718

			390,073
Building Products — 0.7%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (c)		190	189,525
Cemex SAB de CV, 4.38%, 3/05/23	EUR	100	106,524
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)(f)	USD	1,030	1,048,025
LSF9 Balta Issuer SA, 7.75%, 9/15/22	EUR	100	112,916
Masonite International Corp., 5.63%, 3/15/23 (c)(f)	USD	329	330,645
Ply Gem Industries, Inc., 6.50%, 2/01/22 (f)		745	734,756
USG Corp., 9.75%, 1/15/18 (f)		1,390	1,563,750

			4,086,141
Capital Markets — 0.6%
American Capital Ltd., 6.50%, 9/15/18 (c)(f)		975	1,001,813
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,126	1,095,312
E*Trade Financial Corp.:
0.00%, 8/31/19 (c)(e)(i)		249	631,892
5.38%, 11/15/22 (f)		627	655,215
UBS Group AG, 7.00% (d)(h)		200	206,750

			3,590,982
Chemicals — 0.5%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (c)		398	425,820
The Chemours Co. (c):
6.63%, 5/15/23		3	2,610
7.00%, 5/15/25 (f)		301	257,355
Chemtura Corp., 5.75%, 7/15/21		200	200,500
Huntsman International LLC:
8.63%, 3/15/21 (f)		264	275,856
5.13%, 4/15/21	EUR	331	377,932
INEOS Group Holdings SA:
6.13%, 8/15/18 (c)(f)	USD	314	314,393
6.50%, 8/15/18	EUR	122	138,956
Platform Specialty Products Corp., 6.50%, 2/01/22 (c)	USD	1,300	1,258,829

			3,252,251
Commercial Services & Supplies — 0.9%
AA Bond Co., Ltd., 5.50%, 7/31/43	GBP	125	188,935
Abengoa Greenfield SA, 6.50%, 10/01/19 (c)(f)	USD	556	325,260
ADS Waste Holdings, Inc., 8.25%, 10/01/20		292	302,220
Aviation Capital Group Corp., 4.63%, 1/31/18 (c)(f)		1,000	1,027,500
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)		203	181,685
Mobile Mini, Inc., 7.88%, 12/01/20 (f)		915	953,887
Modular Space Corp., 10.25%, 1/31/19 (c)(f)		1,253	914,690
Silk Bidco, 7.50%, 2/01/22	EUR	120	139,371
United Rentals North America, Inc. (f):
7.63%, 4/15/22	USD	658	708,995
5.75%, 11/15/24		1,039	1,023,415
Verisure Holding AB, 8.75%, 12/01/18	EUR	100	118,724

			5,884,682
Corporate Bonds	Par (000)		Value
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., 6.75%, 11/15/20 (c)(f)	USD	2,150	$2,295,125
Avaya, Inc., 7.00%, 4/01/19 (c)		317	284,507
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)(f)		494	480,415
CommScope, Inc. (c):
4.38%, 6/15/20 (f)		465	469,069
5.50%, 6/15/24		99	96,154
Motorola Solutions, Inc., 3.75%, 5/15/22 (f)		1,500	1,389,960
Plantronics, Inc., 5.50%, 5/31/23 (c)		229	230,145
Zayo Group LLC/Zayo Capital, Inc. (f):
10.13%, 7/01/20		1,946	2,140,600
6.00%, 4/01/23 (c)		952	950,762

			8,336,737
Construction & Engineering — 0.4%
Abengoa Finance SAU, 7.00%, 4/15/20	EUR	100	70,195
AECOM Technology Corp. (c):
5.75%, 10/15/22	USD	150	150,000
5.88%, 10/15/24 (f)		701	706,258
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)(f)		255	240,975
Novafives SAS, 4.50%, 6/30/21	EUR	100	104,416
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (c)(f)	USD	963	982,154
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		320	297,600

			2,551,598
Construction Materials — 0.9%
HD Supply, Inc. (f):
11.00%, 4/15/20		770	855,662
7.50%, 7/15/20		2,696	2,877,980
5.25%, 12/15/21 (c)		1,828	1,878,270
Officine MaccaFerri SpA, 5.75%, 6/01/21	EUR	150	164,545

			5,776,457
Consumer Finance — 1.4%
Ally Financial, Inc. (f):
4.63%, 3/30/25	USD	1,891	1,824,815
8.00%, 11/01/31		2,840	3,362,475
General Motors Financial Co., Inc. (f):
2.63%, 7/10/17		2,760	2,783,672
4.38%, 9/25/21		530	535,080
McGraw Hill Financial, Inc., 2.50%, 8/15/18 (c)		445	447,364

			8,953,406
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.29%, 12/15/19 (c)(d)(f)		995	975,100
6.00%, 6/30/21 (c)		380	377,074
4.25%, 1/15/22	EUR	320	359,354
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (c)(f)	USD	1,560	1,552,200
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21 (f)		144	149,940
Crown European Holdings SA, 4.00%, 7/15/22	EUR	149	172,091
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (g)		100	116,258
Sealed Air Corp.:
4.50%, 9/15/23		100	115,525
5.50%, 9/15/25 (c)(f)	USD	274	282,905

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	35

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
SGD Group SAS, 5.63%, 5/15/19	EUR	100	$114,067

			4,214,514
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (f)	USD	874	899,783
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 10.00%, 9/01/19 (c)		588	493,185
Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.00%, 10/01/21 (f)		500	516,875
Aircastle Ltd., 6.25%, 12/01/19 (f)		367	398,195
Bank of America Corp., Series L, 3.95%, 4/21/25 (f)		1,855	1,795,705
BNP Paribas SA, 7.38% (c)(d)(h)		200	204,800
The Goldman Sachs Group, Inc., Series M, 5.38% (d)(f)(h)		1,730	1,694,319
HSH Nordbank AG, 0.82%, 2/14/17 (d)	EUR	153	116,749
International Lease Finance Corp.:
5.88%, 4/01/19	USD	160	170,200
8.25%, 12/15/20		150	177,750
4.63%, 4/15/21		147	149,572
5.88%, 8/15/22 (f)		560	604,100
Morgan Stanley, 4.00%, 7/23/25		965	984,904
MSCI, Inc., 5.75%, 8/15/25 (c)		416	424,320
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20 (f)		625	644,531
6.88%, 2/15/21		210	219,975
UniCredit SpA, 6.95%, 10/31/22	EUR	100	131,089

			8,233,084
Diversified Telecommunication Services — 2.1%
CenturyLink, Inc.:
6.45%, 6/15/21	USD	155	154,783
Series V, 5.63%, 4/01/20 (f)		751	749,130
Frontier Communications Corp.:
6.25%, 9/15/21		45	41,081
7.13%, 1/15/23		120	108,360
7.63%, 4/15/24		56	49,980
6.88%, 1/15/25		90	76,162
Level 3 Financing, Inc.:
3.91%, 1/15/18 (d)		411	414,082
6.13%, 1/15/21 (f)		1,682	1,761,895
5.38%, 8/15/22 (f)		1,055	1,058,735
5.13%, 5/01/23 (c)		905	882,375
5.38%, 5/01/25 (c)(f)		1,881	1,817,516
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	37	54,908
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	334,727
5.88%, 5/19/23		450	736,049
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	271	329,039
6.75%, 8/15/24		397	487,329
Verizon Communications, Inc., 3.65%, 9/14/18 (f)	USD	4,000	4,192,336

			13,248,487
Electric Utilities — 0.4%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (c)(f)		728	748,930
Gas Natural Fenosa Finance BV, 3.38% (d)(h)	EUR	100	101,470
Homer City Generation LP (g):
(8.14% Cash), 8.14%, 10/01/19	USD	303	303,359
(8.73% Cash), 8.73%, 10/01/26 (f)		575	569,408
Corporate Bonds	Par (000)		Value
Electric Utilities (concluded)
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	USD	303	$314,896
Talen Energy Supply LLC, 6.50%, 6/01/25 (c)(f)		235	217,963

			2,256,026
Electrical Equipment — 0.1%
Belden, Inc., 5.50%, 4/15/23	EUR	349	389,672
Techem Energy Metering Service GmbH & Co., 7.88%, 10/01/20		106	128,345

			518,017
Energy Equipment & Services — 0.4%
Calfrac Holdings LP, 7.50%, 12/01/20 (c)(f)	USD	503	337,010
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/01/22		197	191,090
MEG Energy Corp., 6.50%, 3/15/21 (c)(f)		384	320,832
Precision Drilling Corp., 5.25%, 11/15/24 (f)		522	409,770
Transocean, Inc.:
3.00%, 10/15/17 (f)		594	546,480
6.00%, 3/15/18 (f)		575	549,125
6.50%, 11/15/20 (f)		179	147,451
4.30%, 10/15/22		61	42,243

			2,544,001
Food & Staples Retailing — 0.9%
Brakes Capital, 7.13%, 12/15/18	GBP	255	403,827
Family Tree Escrow LLC (c):
5.25%, 3/01/20	USD	178	186,455
5.75%, 3/01/23 (f)		2,276	2,384,110
R&R Ice Cream PLC, 4.75%, 5/15/20	EUR	150	170,847
Rite Aid Corp. (f):
9.25%, 3/15/20	USD	1,095	1,179,178
6.13%, 4/01/23 (c)		1,570	1,611,213

			5,935,630
Food Products — 0.4%
Anna Merger Sub, Inc., 7.75%, 10/01/22 (c)		635	629,044
Boparan Finance PLC, 5.50%, 7/15/21	GBP	115	160,753
Post Holdings, Inc. (c):
7.75%, 3/15/24	USD	844	871,430
8.00%, 7/15/25		416	429,520
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)		193	200,237

			2,290,984
Health Care Equipment & Supplies — 0.6%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)		485	433,469
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)(f)		1,259	1,302,436
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (c)(f)		640	653,760
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 4/15/20 (c)(f)		284	286,840
Smithfield Foods, Inc., 6.63%, 8/15/22 (f)		783	832,916

			3,509,421
Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22 (f)		240	241,200
Alere, Inc., 6.38%, 7/01/23 (c)		330	338,250
Amsurg Corp., 5.63%, 7/15/22 (f)		1,016	1,036,960

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
CHS/Community Health Systems, Inc. (f):
5.13%, 8/15/18	USD	490	$501,637
6.88%, 2/01/22		1,404	1,492,185
DaVita HealthCare Partners, Inc. (f):
5.13%, 7/15/24		1,093	1,088,218
5.00%, 5/01/25		997	977,060
ExamWorks Group, Inc., 5.63%, 4/15/23		381	390,049
HCA Holdings, Inc., 6.25%, 2/15/21		35	37,975
HCA, Inc.:
3.75%, 3/15/19 (f)		786	789,930
6.50%, 2/15/20		125	138,125
7.50%, 2/15/22		572	656,193
5.88%, 3/15/22 (f)		82	89,175
4.75%, 5/01/23 (f)		108	109,484
5.00%, 3/15/24 (f)		335	342,956
HealthSouth Corp., 5.75%, 11/01/24		203	205,822
Hologic, Inc., 5.25%, 7/15/22 (c)		420	427,875
Kindred Healthcare, Inc., 6.38%, 4/15/22		186	190,650
Omnicare, Inc. (f):
4.75%, 12/01/22		165	175,313
5.00%, 12/01/24		104	111,800
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		104	106,078
Tenet Healthcare Corp.:
6.25%, 11/01/18 (f)		264	286,110
4.75%, 6/01/20 (f)		520	530,075
3.79%, 6/15/20 (c)(d)(f)		805	809,427
6.00%, 10/01/20 (f)		811	867,770
8.13%, 4/01/22		198	219,285
6.75%, 6/15/23		975	1,004,250
UnitedHealth Group, Inc., 3.75%, 7/15/25 (f)		1,470	1,506,527
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	355	560,681

			15,231,060
Hotels, Restaurants & Leisure — 4.1%
Boyd Gaming Corp., 6.88%, 5/15/23 (f)	USD	925	950,438
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (c)(g)		204	206,550
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		535	561,081
5.00%, 9/01/23		122	120,475
5.50%, 12/01/24 (f)		1,302	1,288,980
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	200	199,765
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	100	153,992
Enterprise Funding Ltd., Series ETI, 3.50%, 9/10/20 (i)	GBP	100	140,982
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)(f)	USD	371	359,870
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (f)		357	367,710
International Game Technology PLC:
6.25%, 2/15/22 (c)		200	192,376
4.75%, 2/15/23	EUR	125	132,467
MGM Resorts International:
6.75%, 10/01/20 (f)	USD	270	287,550
6.00%, 3/15/23		234	237,510
New Red Finance, Inc., 6.00%, 4/01/22 (c)(f)		860	885,800
Pinnacle Entertainment, Inc., 6.38%, 8/01/21 (f)		485	516,525
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	115,542
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23 (c)(f)	USD	335	331,650
Sabre GLBL, Inc., 5.38%, 4/15/23 (c)(f)		317	310,660
Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)(f)	USD	576	$584,640
Snai SpA, 7.63%, 6/15/18	EUR	205	233,491
Spirit Issuer PLC (d):
Series A1, 1.13%, 12/28/28	GBP	445	594,658
Series A2, 3.28%, 12/28/31		1,800	2,665,427
Series A5, 5.47%, 12/28/34		4,500	6,905,251
Series A6, 2.38%, 12/28/36		2,670	3,933,157
Station Casinos LLC, 7.50%, 3/01/21 (f)	USD	2,245	2,374,986
Tropicana Entertainment LLC/Tropicana Finance Corp., 1.00%, 12/15/14 (a)(b)		375	—
The Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	752	1,167,686
Series N, 6.46%, 3/30/32		100	135,036

			25,954,255
Household Durables — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (c)	USD	510	476,850
Beazer Homes USA, Inc.:
6.63%, 4/15/18 (f)		760	782,800
5.75%, 6/15/19		523	503,388
Berkline/Benchcraft LLC, 4.50%, 11/03/15 (a)(b)		200	—
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)(f)		259	251,230
Shea Homes LP/Shea Homes Funding Corp. (c)(f):
5.88%, 4/01/23		503	514,318
6.13%, 4/01/25		509	520,452
Standard Pacific Corp., 8.38%, 1/15/21 (f)		1,000	1,175,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (c)(f)		297	298,485
TRI Pointe Holdings, Inc. (f):
4.38%, 6/15/19		500	495,625
5.88%, 6/15/24		340	334,900

			5,353,048
Household Products — 0.3%
Spectrum Brands, Inc.:
6.38%, 11/15/20 (f)		250	264,688
6.63%, 11/15/22 (f)		1,125	1,207,946
5.75%, 7/15/25 (c)		546	562,380

			2,035,014
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp.:
6.00%, 1/15/22 (c)		143	152,116
5.38%, 1/15/23 (f)		624	601,973
5.88%, 1/15/24 (c)(f)		438	459,900
5.50%, 2/01/24 (f)		639	616,635
Dynegy, Inc., 6.75%, 11/01/19 (f)		610	632,494
NRG Energy, Inc.:
7.88%, 5/15/21		177	182,752
6.25%, 5/01/24		137	130,150
NRG REMA LLC:
Series B, 9.24%, 7/02/17		44	45,644
Series C, 9.68%, 7/02/26 (f)		589	600,780

			3,422,444
Insurance — 1.2%
Allied World Assurance Co., Ltd., 7.50%, 8/01/16 (f)		1,500	1,579,969
American International Group, Inc., 3.75%, 7/10/25 (f)		2,705	2,716,926

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	37

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Insurance (concluded)
CNO Financial Group, Inc., 4.50%, 5/30/20	USD	30	$30,900
Forethought Financial Group, Inc., 8.63%, 4/15/21 (c)(f)		750	865,700
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (c)		391	390,023
Lincoln National Corp., 3.35%, 3/09/25 (f)		845	817,470
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)		595	621,775
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (d)	EUR	400	530,895
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	125	193,730

			7,747,388
Internet Software & Services — 0.2%
IAC/InterActiveCorp, 4.88%, 11/30/18 (f)	USD	695	714,113
Interactive Data Corp., 5.88%, 4/15/19 (c)(f)		741	750,262

			1,464,375
IT Services — 0.9%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)(f)		664	655,700
First Data Corp.:
6.75%, 11/01/20 (c)(f)		1,488	1,566,120
11.75%, 8/15/21		392	441,588
5.38%, 8/15/23 (c)		1,015	1,027,687
Open Text Corp., 5.63%, 1/15/23 (c)(f)		614	614,000
SunGard Data Systems, Inc., 6.63%, 11/01/19 (f)		800	830,000
WEX, Inc., 4.75%, 2/01/23 (c)(f)		550	533,500

			5,668,595
Machinery — 0.0%
Selecta Group BV, 6.50%, 6/15/20	EUR	100	105,074
Media — 5.4%
Altice Financing SA:
6.50%, 1/15/22 (c)(f)	USD	645	646,613
5.25%, 2/15/23	EUR	100	113,292
6.63%, 2/15/23 (c)(f)	USD	786	782,070
Altice Finco SA, 7.63%, 2/15/25 (c)		200	196,000
Altice SA:
7.25%, 5/15/22	EUR	400	451,105
7.75%, 5/15/22 (c)(f)	USD	850	828,750
6.25%, 2/15/25	EUR	175	184,348
7.63%, 2/15/25 (c)(f)	USD	740	703,000
Altice US Finance I Corp., 5.38%, 7/15/23 (c)(f)		1,751	1,733,490
Altice US Finance II Corp., 7.75%, 7/15/25 (c)		606	590,850
Altice US Finance SA, 7.75%, 7/15/25 (c)		670	641,525
AMC Networks, Inc.:
7.75%, 7/15/21 (f)		865	923,387
4.75%, 12/15/22		70	68,992
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		245	256,074
5.13%, 2/15/23 (f)		270	269,325
5.13%, 5/01/23 (c)		160	160,000
5.88%, 5/01/27 (c)		125	122,500
CCO Safari II LLC, 4.91%, 7/23/25 (c)		2,425	2,401,948
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(b)		509	—
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20 (f)		677	700,695
6.50%, 11/15/22 (f)		965	975,132
6.50%, 11/15/22		213	220,029
Corporate Bonds	Par (000)		Value
Media (concluded)
Columbus International, Inc., 7.38%, 3/30/21 (c)(f)	USD	686	$722,015
DISH DBS Corp. (f):
4.25%, 4/01/18		1,330	1,325,997
5.88%, 11/15/24		1,336	1,217,430
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (c)		185	173,900
Gannett Co., Inc., 5.13%, 10/15/19		197	203,403
Gray Television, Inc., 7.50%, 10/01/20 (f)		323	333,998
iHeartCommunications, Inc.:
9.00%, 12/15/19		345	324,731
9.00%, 3/01/21 (f)		966	856,118
9.00%, 9/15/22		755	656,850
Intelsat Jackson Holdings SA (f):
7.25%, 10/15/20		1,660	1,595,675
5.50%, 8/01/23		1,295	1,139,600
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (c)		185	196,100
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (c)(f)		245	246,838
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)(f)		345	351,900
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)(f)		330	325,463
Numericable Group SA:
4.88%, 5/15/19 (c)(f)		1,770	1,781,062
5.38%, 5/15/22	EUR	110	127,105
6.00%, 5/15/22 (c)(f)	USD	1,770	1,770,000
5.63%, 5/15/24	EUR	260	297,577
6.25%, 5/15/24 (c)	USD	270	269,916
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		105	105,722
5.63%, 2/15/24		95	97,256
5.63%, 2/15/24 (c)		104	107,120
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)(f)		450	475,875
Sirius XM Radio, Inc. (c):
5.75%, 8/01/21 (f)		424	438,840
4.63%, 5/15/23		40	38,100
5.38%, 4/15/25 (f)		1,315	1,298,562
Sterling Entertainment Corp., 9.75%, 12/15/19		1,175	1,198,500
Tribune Media Co., 5.88%, 7/15/22 (c)(f)		768	773,760
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	236	264,618
Univision Communications, Inc., 5.13%, 2/15/25 (c)	USD	535	518,950
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	1,143	1,810,936
Ziggo Bond Finance BV, 4.63%, 1/15/25	EUR	137	146,048

			34,159,090
Metals & Mining — 1.6%
Alcoa, Inc., 5.13%, 10/01/24 (f)	USD	1,843	1,806,140
Constellium NV, 5.75%, 5/15/24 (c)(f)		358	275,660
First Quantum Minerals Ltd. (c):
7.00%, 2/15/21		119	83,895
7.25%, 5/15/22		356	248,310
Global Brass & Copper, Inc., 9.50%, 6/01/19 (f)		695	747,994
Kaiser Aluminum Corp., 8.25%, 6/01/20 (f)		510	543,150

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Metals & Mining (concluded)
Novelis, Inc.:
8.38%, 12/15/17	USD	175	$175,219
8.75%, 12/15/20 (f)		2,868	2,860,830
Peabody Energy Corp., 6.50%, 9/15/20 (f)		311	82,415
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		100	91,250
Steel Dynamics, Inc.:
5.13%, 10/01/21 (f)		645	632,422
6.38%, 8/15/22 (f)		555	573,038
5.25%, 4/15/23		105	101,981
5.50%, 10/01/24		16	15,540
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)(f)		2,156	2,042,810

			10,280,654
Multi-Utilities — 0.0%
CE Energy AS, 7.00%, 2/01/21	EUR	150	171,689
Multiline Retail — 0.1%
Hema Bondco I BV, 6.25%, 6/15/19		205	142,625
The Neiman Marcus Group Ltd., 8.00%, 10/15/21 (c)(f)	USD	516	544,380

			687,005
Oil, Gas & Consumable Fuels — 3.4%
Antero Resources Finance Corp., 5.38%, 11/01/21		450	414,000
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		126	93,240
California Resources Corp. (f):
5.50%, 9/15/21		689	534,237
6.00%, 11/15/24		2,606	1,932,349
Concho Resources, Inc., 5.50%, 4/01/23 (f)		933	921,720
CONSOL Energy, Inc., 5.88%, 4/15/22 (f)		1,653	1,181,895
Denbury Resources, Inc., 5.50%, 5/01/22		105	74,813
Energy Transfer Equity LP (f):
7.50%, 10/15/20		674	722,036
5.88%, 1/15/24		875	844,375
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		325	314,762
EP Energy LLC/Everest Acquisition Finance, Inc., 6.38%, 6/15/23		404	343,400
Halcon Resources Corp., 8.63%, 2/01/20 (c)(f)		340	298,350
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)(f)		377	326,143
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24 (f)		1,035	946,089
Laredo Petroleum, Inc., 7.38%, 5/01/22		132	128,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 6/01/25 (f)		534	493,950
MEG Energy Corp., 7.00%, 3/31/24 (c)(f)		2,059	1,683,232
Memorial Resource Development Corp., 5.88%, 7/01/22		61	55,510
NGPL PipeCo LLC, 9.63%, 6/01/19 (c)		353	328,290
Oasis Petroleum, Inc.:
7.25%, 2/01/19		380	340,100
6.50%, 11/01/21		410	330,050
6.88%, 1/15/23		90	71,100
Paramount Resources Ltd., 6.88%, 6/30/23 (c)		326	291,770
Petrobras Global Finance BV, 4.75%, 1/14/25	EUR	110	103,472
Range Resources Corp., 5.75%, 6/01/21	USD	161	154,560
Rockies Express Pipeline LLC, 6.85%, 7/15/18 (c)		273	278,460
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22	USD	376	$342,160
RSP Permian, Inc., 6.63%, 10/01/22 (c)		359	351,820
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		315	310,275
5.63%, 4/15/23 (f)		536	520,590
5.75%, 5/15/24 (f)		566	553,265
5.63%, 3/01/25 (c)(f)		323	312,301
Sabine Pass LNG LP, 7.50%, 11/30/16 (f)		3,000	3,090,000
Sanchez Energy Corp., 6.13%, 1/15/23 (f)		781	585,750
SandRidge Energy, Inc., 8.75%, 1/15/20		79	23,700
Seven Generations Energy Ltd., 6.75%, 5/01/23 (c)		216	198,720
Seventy Seven Energy, Inc., 6.50%, 7/15/22		258	119,970
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (f)		636	636,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (f)		138	138,345
Whiting Petroleum Corp., 5.00%, 3/15/19		671	600,545
WPX Energy, Inc., 5.25%, 9/15/24		95	78,005

			21,068,049
Pharmaceuticals — 2.8%
AbbVie, Inc., 3.60%, 5/14/25 (f)		695	684,208
Actavis Funding SCS, 3.45%, 3/15/22 (f)		2,460	2,403,550
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (c)(g)		156	157,170
Endo Finance LLC/Endo Finco, Inc. (c):
7.25%, 12/15/20		135	140,738
7.75%, 1/15/22		121	129,168
6.00%, 7/15/23		829	862,160
6.00%, 2/01/25 (f)		798	819,945
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	225	255,865
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (f)	USD	759	771,334
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		1,086	1,076,226
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)(f)		2,214	2,316,397
5.38%, 3/15/20 (c)(f)		747	760,072
6.38%, 10/15/20 (c)(f)		597	622,372
7.50%, 7/15/21 (c)		335	359,706
5.63%, 12/01/21 (c)		520	529,100
5.50%, 3/01/23 (c)		519	526,136
4.50%, 5/15/23	EUR	300	323,947
5.88%, 5/15/23 (c)(f)	USD	2,775	2,830,500
6.13%, 4/15/25 (c)(f)		2,118	2,181,540

			17,750,134
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20 (f)		540	564,975
Real Estate — 0.2%
AvalonBay Communities, Inc., 3.45%, 6/01/25 (f)		1,245	1,217,925
Real Estate Investment Trusts (REITs) — 0.6%
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	200	208,895
ERP Operating LP, 3.38%, 6/01/25 (f)	USD	1,015	988,564
iStar Financial, Inc.:
4.00%, 11/01/17		435	425,125
5.00%, 7/01/19 (f)		305	295,850
Ventas Realty LP, 4.13%, 1/15/26		650	644,246

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	39

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) (concluded)
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (f)	USD	1,300	$1,394,523

			3,957,203
Real Estate Management & Development — 0.5%
Realogy Corp. (c):
7.63%, 1/15/20 (f)		1,837	1,931,146
9.00%, 1/15/20		301	319,060
Realogy Group LLC/Realogy Co-Issuer Corp. (c)(f):
4.50%, 4/15/19		531	534,319
5.25%, 12/01/21		228	232,275
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		220	226,600

			3,243,400
Road & Rail — 1.0%
EC Finance PLC, 5.13%, 7/15/21	EUR	180	207,037
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)(f)	USD	701	706,257
The Hertz Corp.:
7.50%, 10/15/18		540	551,475
6.75%, 4/15/19		405	414,113
5.88%, 10/15/20		435	439,507
7.38%, 1/15/21 (f)		675	703,687
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (c)(f)		3,000	3,006,000
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		319	324,710

			6,352,786
Semiconductors & Semiconductor Equipment — 0.7%
Micron Technology, Inc. (f):
5.25%, 1/15/24 (c)		400	371,000
5.50%, 2/01/25		185	172,050
NXP BV/NXP Funding LLC (c)(f):
4.13%, 6/15/20		597	597,746
5.75%, 2/15/21		560	584,500
Seagate HDD Cayman, 4.88%, 6/01/27 (c)(f)		2,000	1,844,534
Sensata Technologies BV (c):
5.63%, 11/01/24		179	183,475
5.00%, 10/01/25 (f)		812	787,640

			4,540,945
Software — 0.7%
Autodesk, Inc., 3.13%, 6/15/20 (f)		820	821,385
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (c)(g)		744	674,250
Infor US, Inc., 6.50%, 5/15/22 (c)(f)		1,279	1,199,063
Italics Merger Sub, Inc., 7.13%, 7/15/23 (c)		285	275,678
Nuance Communications, Inc., 5.38%, 8/15/20 (c)(f)		1,115	1,117,096
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (c)		327	337,202

			4,424,674
Specialty Retail — 0.2%
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	200	296,158
Party City Holdings, Inc., 8.88%, 8/01/20	USD	187	199,389
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23 (f)		508	525,780
THOM Europe SAS, 7.38%, 7/15/19	EUR	230	270,354

			1,291,681
Corporate Bonds	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.:
6.88%, 5/01/22 (f)	USD	380	$409,450
5.00%, 5/01/25		320	313,200
The William Carter Co., 5.25%, 8/15/21 (f)		346	357,245

			1,079,895
Tobacco — 0.1%
Reynolds American, Inc., 3.25%, 6/12/20 (f)		735	744,603
Trading Companies & Distributors — 0.2%
Ashtead Capital, Inc. (c)(f):
6.50%, 7/15/22		534	555,360
5.63%, 10/01/24		420	417,115

			972,475
Transportation Infrastructure — 1.2%
Aguila 3 SA, 7.88%, 1/31/18 (c)(f)		378	383,670
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (c)(g)		867	633,193
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (c)(f)		6,155	6,339,816

			7,356,679
Wireless Telecommunication Services — 2.0%
Communications Sales & Leasing, Inc. (c):
6.00%, 4/15/23 (f)		330	310,200
8.25%, 10/15/23		674	613,340
Crown Castle International Corp., 4.88%, 4/15/22		73	74,916
Digicel Ltd., 6.00%, 4/15/21 (c)(f)		2,073	1,898,474
The Geo Group, Inc., 5.88%, 1/15/22 (f)		340	353,600
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	102,806
SBA Communications Corp., 4.88%, 7/15/22 (f)	USD	815	807,869
Sprint Communications, Inc. (c)(f):
9.00%, 11/15/18		2,020	2,249,775
7.00%, 3/01/20		1,141	1,211,970
Sprint Corp. (f):
7.88%, 9/15/23		1,735	1,667,769
7.13%, 6/15/24		590	545,567
T-Mobile USA, Inc.:
6.63%, 4/28/21 (f)		263	274,835
6.13%, 1/15/22		75	77,344
6.73%, 4/28/22		173	181,650
6.00%, 3/01/23 (f)		478	487,316
6.50%, 1/15/24 (f)		535	549,712
6.38%, 3/01/25 (f)		270	275,940
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	695	786,914

			12,469,997
Total Corporate Bonds — 52.7%			331,818,066

Foreign Agency Obligations
Cyprus Government International Bond, 4.63%, 2/03/20 (c)		2,600	3,059,766
Iceland Government International Bond:
4.88%, 6/16/16	USD	187	191,528
5.88%, 5/11/22		3,030	3,436,262
Portugal Government International Bond, 5.13%, 10/15/24 (c)		4,680	4,923,454
Total Foreign Agency Obligations — 1.8%			11,611,010

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Aerospace & Defense — 0.6%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	854	$856,733
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		639	635,856
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,375	1,412,812
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		644	635,705
Term Loan D, 3.75%, 6/02/21		297	293,659

			3,834,765
Air Freight & Logistics — 0.4%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		678	609,760
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		706	634,982
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		122	109,480
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		974	875,837

			2,230,059
Airlines — 0.1%
Northwest Airlines, Inc.:
2.25%, 3/10/17		301	294,119
1.63%, 9/10/18		321	307,198
1.64%, 9/10/18		162	155,275
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		7	6,689

			763,281
Auto Components — 1.2%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		712	711,440
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		913	803,022
2nd Lien Term Loan, 11.00%, 1/29/18		1,050	892,500
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		847	846,041
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		1,791	1,712,841
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		1,643	1,645,227
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		690	691,580

			7,302,651
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		414	413,700
2nd Lien Term Loan, 8.25%, 6/03/21		350	346,762

			760,462
Building Products — 1.3%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		732	725,568
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,622	1,607,256
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		933	911,612
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 2/18/22		385	382,129
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		1,020	1,019,008
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		636	628,315
Floating Rate Loan Interests (d)	Par (000)		Value
Building Products (concluded)
Universal Services of America LP:
2015 2nd Lien Term Loan, 9.50%, 7/28/22	USD	460	$455,400
2015 Delayed Draw Term Loan, 1.98%, 7/28/22		2	2,330
2015 Term Loan, 4.75%, 7/28/22		921	908,758
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		758	751,343
Term Loan B, 4.00%, 10/31/19		800	792,010

			8,183,729
Capital Markets — 0.3%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		519	488,535
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		570	568,349
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		1,137	1,135,960

			2,192,844
Chemicals — 1.1%
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		237	221,366
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		544	540,898
Kronos Worldwide, Inc., 2015 Term Loan, 4.00%, 2/18/20		232	223,360
MacDermid, Inc., 1st Lien Term Loan, 4.50%, 6/07/20		657	654,243
Minerals Technologies Inc., 2015 Term Loan B, 3.75%, 5/09/21		499	498,454
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		705	657,998
Term Loan B2, 4.25%, 1/15/20		668	650,562
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		665	661,954
2015 2nd Lien Term Loan, 8.50%, 6/19/23		535	532,994
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		516	508,519
2nd Lien Term Loan, 7.75%, 7/31/22		1,050	1,005,375
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		633	631,955

			6,787,678
Commercial Services & Supplies — 1.4%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		976	966,512
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		801	719,605
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		989	988,484
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		794	792,197
2nd Lien Term Loan, 8.00%, 5/14/22		1,000	1,000,000
Koosharem LLC, Exit Term Loan, 7.50%, 5/15/20		1,856	1,831,553
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		335	326,318
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,760	1,734,292
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		379	378,755

			8,737,716

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	41

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Communications Equipment — 0.9%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21	USD	325	$324,061
2nd Lien Term Loan, 7.50%, 1/24/22		265	263,278
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		1,968	1,687,026
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		289	289,153
Telesat Canada, Term Loan A, 4.09%, 3/28/17	CAD	1,468	1,106,077
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	1,975	1,961,930

			5,631,525
Containers & Packaging — 0.1%
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		454	450,436
Distributors — 0.2%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		748	744,048
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		224	224,998

			969,046
Diversified Consumer Services — 0.7%
Allied Security Holdings LLC, 1st Lien Term Loan, 4.25%, 2/14/21		511	508,698
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75%, 1/30/20		650	648,837
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		619	589,060
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21		2,469	2,455,206

			4,201,801
Diversified Financial Services — 0.4%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		290	289,710
AssuredPartners Capital, Inc., 1st Lien Term Loan, 5.00%, 4/02/21		856	855,161
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		1,464	1,462,578
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		177	177,250

			2,784,699
Diversified Telecommunication Services — 1.3%
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		707	707,747
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		1,149	1,145,175
2nd Lien Term Loan, 9.75%, 2/21/20		860	856,441
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		4,240	4,236,015
2019 Term Loan, 4.00%, 8/01/19		659	657,565
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		276	272,710

			7,875,653
Electrical Equipment — 0.2%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		668	667,903
Extended Term Loan, 4.67%, 10/10/17 (a)(b)		1,780	803,029

			1,470,932
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Term Loan, 3.25%, 4/29/20		831	823,743
Floating Rate Loan Interests (d)	Par (000)		Value
Energy Equipment & Services — 0.1%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20	USD	868	$865,266
Food & Staples Retailing — 0.4%
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21		625	623,124
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		240	242,251
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		894	896,262
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19 (j)		500	500,250

			2,261,887
Food Products — 1.3%
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		1,487	1,480,850
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,050	1,049,896
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		238	236,337
New HB Acquisition LLC:
1st Lien Term Loan, 4.50%, 8/03/22		580	579,820
2nd Lien Term Loan, 8.50%, 8/03/23		155	155,194
Pabst Brewing Co., Inc., Term Loan, 5.75%, 10/21/21		1,092	1,091,092
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,029	1,029,000
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		738	733,061
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,143	948,431
2nd Lien Term Loan, 10.75%, 11/01/19		1,380	966,000

			8,269,681
Health Care Equipment & Supplies — 0.7%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		355	354,755
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		507	505,153
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		1,160	1,153,040
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		627	624,152
Millennium Health LLC, Term Loan B, 5.25%, 4/15/21		853	416,687
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		739	720,252
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		723	711,205

			4,485,244
Health Care Providers & Services — 2.1%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		237	238,188
Air Medical Group Holdings, Inc., Term Loan B, 4.50%, 4/06/22		680	667,250
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		455	454,890
CHG Healthcare Services, Inc., Term Loan, 4.25%, 11/19/19 (j)		320	318,400
Community Health Systems, Inc.:
Term Loan F, 3.57%, 12/31/18		922	920,745
Term Loan G, 3.75%, 12/31/19		1,129	1,126,399
Term Loan H, 4.00%, 1/27/21		2,076	2,080,207

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Health Care Providers & Services (concluded)
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22	USD	798	$798,998
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		2,817	2,808,917
Genesis HealthCare Corp., Term Loan B, 10.00%, 12/04/17		1,000	1,014,875
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		651	642,265
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/27/21		573	568,454
Sterigenics-Nordion Holdings LLC, Term Loan B, 4.25%, 5/15/22		375	371,955
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		403	402,870
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22		269	268,315
U.S. Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		740	737,410

			13,420,138
Hotels, Restaurants & Leisure — 2.8%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,375	1,360,164
2nd Lien Term Loan, 8.00%, 8/01/22		646	646,021
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,160	1,113,488
Burger King Newco Unlimited Liability Co., 2015 Term Loan B, 3.75%, 12/12/21		1,588	1,585,191
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		4,468	4,257,761
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		724	722,855
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		492	490,687
Intrawest ULC, Term Loan, 4.75%, 12/09/20		606	604,261
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		1,551	1,546,934
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		640	636,492
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,059	1,049,082
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		552	550,985
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		393	391,691
Term Loan B, 4.00%, 2/19/19		556	554,461
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		895	892,655
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		1,191	1,190,405

			17,593,133
Household Products — 0.3%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		638	634,286
Spectrum Brands, Inc., Term Loan, 3.75%, 6/23/22		1,234	1,232,252

			1,866,538
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 6/19/16		1,313	1,313,384
Floating Rate Loan Interests (d)	Par (000)		Value
Independent Power and Renewable Electricity Producers (concluded)
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21	USD	1,110	$1,109,446
Term Loan C, 5.00%, 12/19/21		49	49,061

			2,471,891
Industrial Conglomerates — 0.1%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		735	622,806
Insurance — 0.4%
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		924	840,924
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,091	1,067,182
2nd Lien Term Loan, 6.75%, 2/28/22		665	649,000

			2,557,106
Internet Software & Services — 0.4%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/24/21		1,169	1,164,294
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		797	796,257
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		557	556,243

			2,516,794
IT Services — 1.8%
Blue Coat Holdings Inc., 2015 Term Loan, 4.50%, 5/20/22		470	466,475
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		990	986,109
First Data Corp.:
2018 Extended Term Loan, 3.70%, 3/24/18		5,587	5,540,159
2018 Term Loan, 3.70%, 9/24/18		1,640	1,626,470
InfoGroup, Inc., Term Loan, 7.50%, 5/26/18		754	719,907
SunGard Data Systems, Inc.:
Term Loan C, 3.94%, 2/28/17		705	703,766
Term Loan E, 4.00%, 3/08/20		379	378,355
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		805	804,287

			11,225,528
Machinery — 0.3%
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		303	303,475
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		645	637,863
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		795	739,851

			1,681,189
Media — 3.0%
Cengage Learning Acquisitions, Inc.:
1st Lien Term Loan, 7.00%, 3/31/20		1,944	1,939,807
Term Loan, 0.00%, 7/03/16 (a)(b)(e)		2,005	—
Charter Communications Operating LLC, Term Loan I, 3.50%, 1/20/23 (j)		2,085	2,080,309
Clear Channel Communications, Inc., Term Loan D, 6.95%, 1/30/19		2,563	2,258,340
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,501	1,482,438
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		649	636,778
Media General, Inc., Term Loan B, 4.00%, 7/31/20		577	576,456
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,100	1,099,111
Term Loan B2, 4.50%, 5/21/20		952	950,881

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	43

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Media (concluded)
Tribune Media Co., Term Loan, 3.75%, 12/27/20	USD	1,083	$1,077,730
TWCC Holding Corp., Extended Term Loan, 5.75%, 2/13/20		863	855,469
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		2,398	2,379,663
Virgin Media Investment Holdings Ltd., Term Loan E, 4.25%, 6/30/23	GBP	790	1,204,569
WideOpenWest Finance LLC, 2015 Term Loan B, 4.50%, 4/01/19	USD	1,172	1,167,730
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		489	481,634
Term Loan B2A, 3.50%, 1/15/22		333	328,520
Term Loan B3, 3.50%, 1/15/22		548	540,297

			19,059,732
Metals & Mining — 0.5%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/18/20		255	172,125
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		1,986	1,961,707
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,031	1,030,706

			3,164,538
Multiline Retail — 0.9%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		581	578,095
2nd Lien Term Loan, 8.50%, 3/26/20		575	569,250
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		2,332	2,331,634
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 8/10/22 (j)		815	815,000
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		1,626	1,607,074

			5,901,053
Oil, Gas & Consumable Fuels — 1.3%
CITGO Holding Inc., 2015 Term Loan B, 9.50%, 5/12/18		1,150	1,152,075
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		1,915	1,359,893
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,127	1,066,581
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		179	178,564
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		111	48,679
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		1,645	1,587,425
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		275	270,187
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,000	974,976
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		104	88,381
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		455	434,907
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		366	303,725
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22		730	728,943
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		296	293,284

			8,487,620
Floating Rate Loan Interests (d)	Par (000)		Value
Pharmaceuticals — 2.8%
Akorn, Inc., Term Loan B, 5.50%, 4/16/21	USD	1,285	$1,283,282
Concordia Healthcare Corp., Term Loan B, 4.75%, 4/21/22		340	340,214
Endo Luxembourg Finance Co. I Sarl:
2014 Term Loan B, 3.25%, 3/01/21		844	844,101
2015 Term Loan B, 6.00%, 6/11/22 (j)		1,655	1,654,702
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.20%, 2/27/21		1,329	1,325,818
Horizon Pharma Holdings USA, Inc., Term Loan B, 4.50%, 4/22/21		255	254,681
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		2,016	2,002,552
JLL/Delta Dutch Newco BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		870	859,264
Mallinckrodt International Finance SA, Term Loan B, 3.25%, 3/19/21		785	778,688
Par Pharmaceutical Cos., Inc., Term Loan B2, 4.00%, 9/30/19		1,634	1,630,749
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		478	475,774
Series E Term Loan B, 3.75%, 8/05/20		721	718,079
Series F1 Term Loan B, 4.00%, 4/01/22		5,746	5,743,891

			17,911,795
Professional Services — 1.2%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		500	494,065
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/25/21		601	593,776
2014 2nd Lien Term Loan, 7.50%, 7/25/22		605	586,548
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		605	602,110
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		850	848,410
ON Assignment, Inc., 2015 Term Loan, 3.75%, 5/19/22		419	417,862
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,016	1,010,488
TransUnion LLC, Term Loan B2, 3.75%, 4/09/21		1,560	1,547,081
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,155	1,144,399

			7,244,739
Real Estate Investment Trusts (REITs) — 0.0%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		255	243,446
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		941	938,736
DTZ US Borrower LLC, 1st Lien Term Loan:
5.50%, 11/04/21		1,139	1,127,045
2015, 4.25%, 8/05/21 (j)		1,015	1,004,008
Realogy Corp.:
Extended Letter of Credit, 2.13%, 10/10/16		47	46,501
Term Loan B, 3.75%, 3/05/20		2,080	2,072,047

			5,188,337

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Road & Rail — 0.2%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21	USD	494	$483,728
2nd Lien Term Loan, 7.75%, 9/30/21		675	631,125

			1,114,853
Semiconductors & Semiconductor Equipment — 0.4%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		1,500	1,497,995
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 3/01/20		712	711,229
Term Loan B5, 5.00%, 1/15/21		373	373,585

			2,582,809
Software — 1.6%
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 11/01/20		560	557,200
Term Loan B, 4.25%, 11/01/19		520	517,266
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		1,099	1,066,834
Informatica Corp., Term Loan, 4.50%, 8/05/22		900	893,628
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		605	490,394
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,837	1,865,608
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		617	614,139
2nd Lien Term Loan, 8.50%, 10/11/21		1,200	1,193,496
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		811	809,102
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		1,629	1,630,619
2015 Term Loan B2, 4.00%, 7/08/22		264	264,178
Tibco Software, Inc., Term Loan B, 6.50%, 12/04/20		149	148,831

			10,051,295
Specialty Retail — 0.7%
Michaels Stores, Inc., Incremental 2014 Term Loan B2, 4.00%, 1/28/20		689	688,936
Party City Holdings Inc., 2015 Term Loan B, 4.25%, 7/28/22		1,220	1,217,719
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		884	881,454
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		1,880	1,876,376

			4,664,485
Textiles, Apparel & Luxury Goods — 0.2%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,234	1,091,703
Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		848	847,546
Trading Companies & Distributors — 0.3%
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		1,600	1,588,672
Wireless Telecommunication Services — 0.4%
Lightsquared LP, Term Loan B, 0.00%, 1/01/16		382	602,996
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/11/20		1,519	1,509,506

			2,112,502
Total Floating Rate Loan Interests — 35.9%			226,093,346
Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations — 2.2%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	4,431	$4,193,794
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		967	949,415
Series 2006-17, Class A2, 6.00%, 12/25/36		2,197	2,027,297
Series 2007-HY5, Class 3A1, 4.73%, 9/25/37 (d)		1,641	1,502,961
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.74%, 10/25/35 (d)		1,566	1,397,032
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (c)(d)		4,162	4,175,040

			14,245,539
Commercial Mortgage-Backed Securities — 11.1%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class A4, 5.93%, 2/10/51 (d)		1,498	1,595,831
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, 3.72%, 4/14/33 (c)(d)		5,310	5,197,131
Citigroup Commercial Mortgage Trust 2015-SSHP, Series 2015-SSHP, Class D, 3.25%, 9/15/17 (c)(d)		2,825	2,826,302
COMM 2015-3BP Mortgage Trust, Series 2015-3BP, Class A, 3.18%, 2/10/35 (c)		5,930	5,829,148
COMM 2015-CCRE22 Mortgage Trust, Series 2015-CR22, Class B, 3.93%, 3/10/48		5,000	4,909,565
Commercial Mortgage Loan Trust, Series 2015-LC21, Class XA, 1.04%, 7/10/48 (d)		16,263	888,660
Commercial Mortgage Pass-Through Certificates (c)(d):
Series 2013-LC13, Class D, 5.21%, 8/10/46		3,530	3,506,165
Series 2014-KYO, Class F, 3.69%, 6/11/27		1,855	1,842,994
Series 2014-PAT, Class E, 3.34%, 8/13/27		1,000	989,426
Series 2014-PAT, Class F, 2.63%, 8/13/27		2,000	1,908,764
Commercial Mortgage Trust, Series 2013-LC6:
Class B, 3.74%, 1/10/46		1,110	1,124,406
Class D, 4.43%, 1/10/46 (c)(d)		1,330	1,252,468
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM, 5.34%, 12/15/39		1,850	1,925,484
Core Industrial Trust 2015-TEXW, Series 2015-TEXW, Class D, 3.98%, 2/10/34 (c)(d)		3,615	3,581,764
Credit Suisse Mortgage Capital Certificates (d):
Series 2007-C2, Class A2, 5.45%, 1/15/49		5	5,006
Series 2007-C5, Class AAB, 5.62%, 9/15/40		657	673,145
CSAIL 2015-C1 Commercial Mortgage Trust, Series 2015-C1, Class B, 4.04%, 4/15/50		890	892,601
GAHR Commericial Mortgage Trust 2015-NRF, Series 2015-NRF, (c)(d):
Class D, 3.98%, 2/10/34		2,500	2,252,485
Class DFX, 3.49%, 12/15/19		4,830	4,703,290

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	45

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM, 6.01%, 7/10/38 (d)	USD	1,610	$1,652,377
GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.68%, 2/10/46 (c)		1,995	1,993,195
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.10%, 7/15/31 (c)(d)		1,140	1,131,165
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class D, 5.25%, 11/15/45 (c)(d)		1,400	1,355,465
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		94	93,681
Series 2007-CB19, Class A4, 5.88%, 2/12/49 (d)		2,127	2,240,721
Series 2012-LC9, Class XA, 2.02%, 12/15/47 (d)		14,400	1,203,392
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47		1,986	2,067,094
LB-UBS Commercial Mortgage Trust (d):
Series 2007-C2, Class AM, 5.49%, 2/15/40 (f)		2,500	2,613,525
Series 2007-C6, Class A4, 5.86%, 7/15/40		3,735	3,893,733
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.03%, 6/12/50 (d)		1,389	1,443,851
Talisman Finance PLC, Series 6, Class A, 0.16%, 10/22/16 (d)	EUR	51	56,952
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.15%, 2/15/51 (d)	USD	1,948	2,036,223
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45		1,085	1,131,965
Series 2012-C8, Class C, 5.04%, 8/15/45 (d)		1,395	1,466,452

			70,284,426
Interest Only Commercial Mortgage-Backed Securities — 0.2%
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, 1.38%, 5/15/47 (d)		14,761	1,011,996
Total Non-Agency Mortgage-Backed Securities — 13.5%			85,541,961

U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 1.1%
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.20%, 12/25/17 (d)		17,619	1,204,391
Freddie Mac Mortgage-Backed Securities, Class X1 (d):
Series K042, 1.19%, 12/25/24		35,020	2,782,055
Series K707, 1.68%, 12/25/18		41,921	1,848,045
Series K710, 1.90%, 5/25/19		13,046	724,134

			6,558,625
U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities, 5.00%, 7/1/20 - 8/1/23	USD	3,719	$3,888,918
Total U.S. Government Sponsored Agency Securities — 1.7%			10,447,543

Other Interests (k)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,000	8,750
Construction Materials — 0.0%
USI Senior Holdings		6	135,533
Total Other Interests — 0.0%			144,283

Preferred Securities

Capital Trusts	Par (000)
Banks — 2.3%
Bank of America Corp., Series X, 6.25% (d)(f)(h)		1,929	1,909,710
Capital One Financial Corp., Series E, 5.55% (d)(f)(h)		3,000	2,980,320
JPMorgan Chase & Co., Series U, 6.13% (d)(f)(h)		6,690	6,690,000
Wells Fargo & Co., Series S, 5.90% (d)(f)(h)		3,000	3,011,250

			14,591,280
Capital Markets — 0.7%
Credit Suisse Group AG, 6.25% (c)(d)(f)(h)		1,445	1,387,200
Morgan Stanley, Series H, 5.45% (d)(f)(h)		1,426	1,415,305
State Street Corp., Series F, 5.25% (d)(f)(h)		1,625	1,627,031
UBS Group AG, 5.75% (d)(h)		200	232,090

			4,661,626
Diversified Financial Services — 2.7%
Bank of America Corp., Series AA, 6.10% (d)(f)(h)		1,241	1,211,526
Bank of America Corp., Series U, 5.20% (d)(f)(h)		1,250	1,180,313
Citigroup, Inc., 5.90% (d)(f)(h)		5,000	4,912,500
JPMorgan Chase & Co., Series V, 5.00% (d)(f)(h)		3,000	2,925,000
Macquarie Bank Ltd., 10.25%, 6/20/57 (d)		1,450	1,577,633
Orange SA, 4.00% (d)(h)		200	231,305
Societe Generale SA, 6.00% (c)(d)(f)(h)		4,825	4,553,825
Telefonica Europe BV, 4.20% (d)(h)		200	227,965

			16,820,067
Insurance — 2.9%
AXA SA, 6.46% (c)(d)(f)(h)		1,031	1,058,064
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (d)(f)		2,500	2,793,750
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (c)(d)(f)		1,575	1,515,937
7.80%, 3/07/87 (c)(f)		1,500	1,747,500
Metlife, Inc., 5.25% (d)(f)(h)		1,600	1,592,000
Prudential Financial, Inc., 5.63%, 6/15/43 (d)(f)		3,250	3,336,125

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Capital Trust	Par (000)				Value
Insurance (concluded)
Swiss Re Capital I LP, 6.85% (c)(d)(f)(h)	USD		2,410		$2,458,200
Voya Financial, Inc., 5.65%, 5/15/53 (d)(f)			3,500		3,535,000

					18,036,576
Total Capital Trusts — 8.6%					54,109,549

Preferred Stocks	Shares
Capital Markets — 1.4%
CF-B L2 (D) LLC, 0.00% (Acquired 4/08/15, cost $111,497) (l)			111,497		112,143
The Goldman Sachs Group, Inc., Series J, 5.50% (d)(h)			202,526		4,986,190
Morgan Stanley, 6.88% (d)(h)			120,000		3,250,800
SCE Trust III, 5.75% (d)(h)			21,200		574,944

					8,924,077
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (d)(h)			3,610		93,860
Total Preferred Stocks — 1.4%					9,017,937

Trust Preferred
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 2/15/40, 8.13% (d)			105,753		2,690,327
Total Preferred Securities — 10.4%					65,817,813
Warrants	Shares			Value
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		3,100		$26,648
Total Long-Term Investments (Cost — $892,660,047) — 139.2%				877,591,069

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (m)(n)		5,757,976		5,757,976
Total Short-Term Securities (Cost — $5,757,976) — 0.9%				5,757,976
Options Purchased (Cost — $44,978) — 0.0%				—
Total Investments (Cost — $898,463,001) — 140.1%				883,349,045
Liabilities in Excess of Other Assets — (40.1)%				(252,961,010)

Net Assets — 100.0%				$630,388,035

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Zero-coupon bond.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Convertible security.

(j)	When-issued security.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $112,143 and an original cost of $111,497 which was 0.02% of its net assets.

(m)	During the year ended August 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2014	Net Activity	Shares Held at August 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	7,390,390	(1,632,414)	5,757,976	$2,697

(n)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	47

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	2/28/14	Open	$3,109,000	$3,125,625
Barclays Capital, Inc.	0.35%	2/28/14	Open	3,202,000	3,219,269
Barclays Capital, Inc.	0.60%	4/17/14	Open	502,000	506,167
UBS Securities LLC	(0.50%)	5/13/14	Open	980,000	973,535
UBS Securities LLC	0.45%	5/13/14	Open	811,000	815,815
UBS Securities LLC	0.55%	5/13/14	Open	2,326,000	2,342,884
UBS Securities LLC	0.55%	5/13/14	Open	788,000	793,718
Barclays Capital, Inc.	0.60%	7/02/14	Open	1,288,000	1,296,850
Barclays Capital, Inc.	0.60%	7/15/14	Open	1,208,000	1,216,315
Barclays Capital, Inc.	0.44%	9/17/14	Open	1,061,000	1,065,513
Barclays Capital, Inc.	0.55%	9/17/14	Open	1,278,000	1,284,795
Barclays Capital, Inc.	0.60%	9/17/14	Open	489,000	491,836
Barclays Capital, Inc.	0.60%	9/17/14	Open	1,242,000	1,249,204
Barclays Capital, Inc.	0.60%	9/17/14	Open	941,000	946,458
Barclays Capital, Inc.	0.60%	9/17/14	Open	658,000	661,816
Barclays Capital, Inc.	0.60%	9/17/14	Open	716,000	720,153
UBS Securities LLC	0.48%	9/22/14	Open	2,610,000	2,621,936
UBS Securities LLC	0.50%	9/22/14	Open	4,400,000	4,420,961
UBS Securities LLC	0.50%	9/22/14	Open	4,071,094	4,090,488
UBS Securities LLC	0.50%	12/09/14	Open	1,878,000	1,885,603
UBS Securities LLC	0.50%	12/09/14	Open	2,160,000	2,168,745
UBS Securities LLC	0.50%	12/09/14	Open	2,035,000	2,043,239
UBS Securities LLC	0.55%	12/09/14	Open	1,580,000	1,586,397
UBS Securities LLC	0.65%	12/09/14	Open	294,334	294,514
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	344,000	345,473
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	456,000	457,953
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	138,000	138,591
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	1,344,000	1,349,757
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	384,000	385,645
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	397,000	398,700
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	521,000	523,232
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	79,000	79,338
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	473,000	475,026
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	122,000	122,523
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	488,000	490,090
Deutsche Bank Securities, Inc.	0.60%	12/17/14	Open	541,000	543,317
UBS Securities LLC	0.40%	12/18/14	Open	2,857,500	2,865,660
UBS Securities LLC	0.50%	12/18/14	Open	1,234,955	1,239,363
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	1,309,000	1,313,600
Credit Suisse Securities (USA) LLC	0.40%	12/19/14	Open	5,929,000	5,949,834
Credit Suisse Securities (USA) LLC	0.50%	12/19/14	Open	1,426,000	1,431,011
Deutsche Bank Securities, Inc.	0.60%	12/19/14	Open	576,105	577,833
UBS Securities LLC	0.60%	12/19/14	Open	1,050,975	1,055,459
UBS Securities LLC	0.60%	12/19/14	Open	845,813	849,421
UBS Securities LLC	0.65%	12/19/14	Open	1,031,835	1,036,604
Deutsche Bank Securities, Inc.	0.60%	1/06/15	Open	427,000	428,694
Deutsche Bank Securities, Inc.	0.60%	1/13/15	Open	1,523,000	1,528,864
Deutsche Bank Securities, Inc.	0.60%	2/04/15	Open	495,000	496,724
UBS Securities LLC	0.55%	2/06/15	Open	959,669	962,704
Deutsche Bank Securities, Inc.	0.60%	2/11/15	Open	642,000	644,161
UBS Securities LLC	0.55%	2/25/15	Open	655,785	657,669
UBS Securities LLC	0.55%	2/25/15	Open	712,215	714,261
RBC Capital Markets LLC	(1.00%)	3/03/15	Open	240,248	239,033
HSBC Securities (USA), Inc.	0.40%	3/19/15	Open	1,467,857	1,470,565
HSBC Securities (USA), Inc.	0.40%	3/19/15	Open	3,445,714	3,452,070
Deutsche Bank Securities, Inc.	0.60%	3/23/15	Open	520,000	521,404
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,579,000	1,583,184
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	742,000	743,966
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,246,000	1,249,302
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	941,000	943,494
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	824,000	826,184
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,019,000	1,021,700
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,005,000	1,007,663

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	$821,000	$823,176
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,495,000	1,498,962
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	783,000	785,075
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,444,000	1,447,827
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,085,000	1,087,875
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,541,000	1,545,084
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,585,000	1,589,200
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	710,000	711,882
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,139,000	1,142,018
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	795,000	797,107
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	768,000	770,035
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	967,000	969,563
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	645,000	646,709
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	2,113,000	2,118,599
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,979,000	1,984,244
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	962,000	964,549
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,377,000	1,380,649
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	901,000	903,388
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	1,082,000	1,084,867
Deutsche Bank Securities, Inc.	0.60%	3/25/15	Open	708,000	709,876
HSBC Securities (USA), Inc.	0.40%	3/25/15	Open	818,594	820,049
RBC Capital Markets LLC	0.39%	3/25/15	Open	2,361,600	2,365,693
RBC Capital Markets LLC	0.75%	3/26/15	Open	599,400	601,373
RBC Capital Markets LLC	0.75%	3/26/15	Open	987,188	990,437
RBC Capital Markets LLC	0.75%	3/26/15	Open	836,913	839,667
RBC Capital Markets LLC	0.75%	3/26/15	Open	695,460	697,749
UBS Securities LLC	0.65%	3/27/15	Open	1,956,503	1,962,084
UBS Securities LLC	0.65%	3/27/15	Open	2,542,594	2,549,847
UBS Securities LLC	0.65%	3/27/15	Open	675,101	677,027
UBS Securities LLC	0.65%	3/27/15	Open	739,935	742,046
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	692,000	693,628
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	2,457,000	2,462,781
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	1,660,000	1,663,906
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	2,224,000	2,229,233
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	975,000	977,294
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	702,000	703,652
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	525,000	526,235
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	579,000	580,362
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	357,000	357,840
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	517,000	518,216
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	816,000	817,920
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	2,478,000	2,483,830
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	3,487,000	3,495,204
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	330,000	330,776
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	161,000	161,379
HSBC Securities (USA), Inc.	0.55%	3/30/15	Open	816,000	817,920
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	833,000	835,138
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	853,000	855,189
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	923,000	925,369
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	966,000	968,479
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	2,703,000	2,709,938
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	1,288,000	1,291,306
HSBC Securities (USA), Inc.	0.60%	3/30/15	Open	355,000	355,911
HSBC Securities (USA), Inc.	0.65%	3/30/15	Open	702,000	703,952
HSBC Securities (USA), Inc.	0.65%	3/30/15	Open	632,000	633,757
HSBC Securities (USA), Inc.	0.65%	3/30/15	Open	960,000	962,669
HSBC Securities (USA), Inc.	0.55%	3/31/15	Open	2,857,000	2,863,722
HSBC Securities (USA), Inc.	0.55%	4/01/15	Open	591,874	593,257
HSBC Securities (USA), Inc.	0.60%	4/02/15	Open	595,920	597,430
Barclays Capital, Inc.	0.60%	4/06/15	Open	1,244,000	1,253,558
Barclays Capital, Inc.	0.60%	4/06/15	Open	567,720	569,120
RBC Capital Markets LLC	0.50%	4/08/15	Open	427,455	428,322
RBC Capital Markets LLC	0.75%	4/08/15	Open	376,125	377,269

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	49

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets LLC	0.75%	4/08/15	Open	$486,850	$488,331
UBS Securities LLC	0.55%	4/08/15	Open	471,263	472,314
UBS Securities LLC	0.55%	4/09/15	Open	674,725	676,220
UBS Securities LLC	0.55%	4/09/15	Open	469,676	470,717
UBS Securities LLC	0.55%	4/09/15	Open	612,893	614,250
UBS Securities LLC	0.55%	4/09/15	Open	628,215	629,607
HSBC Securities (USA), Inc.	0.55%	4/10/15	Open	1,845,304	1,849,363
Deutsche Bank Securities, Inc.	0.70%	4/17/15	Open	1,750,000	1,754,662
Deutsche Bank Securities, Inc.	0.70%	4/17/15	Open	646,000	647,721
Deutsche Bank Securities, Inc.	0.70%	4/17/15	Open	473,000	474,260
Deutsche Bank Securities, Inc.	0.70%	4/22/15	Open	1,095,000	1,097,811
RBC Capital Markets LLC	0.39%	4/22/15	Open	1,743,700	1,746,193
RBC Capital Markets LLC	0.65%	4/22/15	Open	422,470	423,477
RBC Capital Markets LLC	0.65%	4/22/15	Open	521,875	523,119
RBC Capital Markets LLC	0.65%	4/22/15	Open	417,490	418,485
Deutsche Bank Securities, Inc.	0.65%	4/23/15	Open	2,148,000	2,153,081
Deutsche Bank Securities, Inc.	0.70%	4/23/15	Open	1,489,000	1,492,793
RBC Capital Markets LLC	0.75%	4/23/15	Open	807,570	809,774
RBC Capital Markets LLC	0.75%	4/23/15	Open	786,050	788,195
RBC Capital Markets LLC	0.75%	4/23/15	Open	544,800	546,287
Barclays Capital, Inc.	(3.00%)	4/24/15	Open	593,206	586,780
RBC Capital Markets LLC	0.75%	4/27/15	Open	785,400	787,478
RBC Capital Markets LLC	0.75%	4/27/15	Open	1,310,950	1,314,419
BNP Paribas Securities Corp.	0.71%	4/28/15	Open	618,000	619,298
BNP Paribas Securities Corp.	0.71%	4/28/15	Open	1,315,000	1,317,762
HSBC Securities (USA), Inc.	0.55%	5/01/15	Open	623,351	624,522
RBC Capital Markets LLC	0.65%	5/01/15	Open	558,090	559,329
RBC Capital Markets LLC	0.70%	5/01/15	Open	1,061,570	1,064,109
RBC Capital Markets LLC	0.70%	5/01/15	Open	1,216,800	1,219,710
Deutsche Bank Securities, Inc.	0.60%	5/06/15	Open	678,283	679,616
Deutsche Bank Securities, Inc.	0.60%	5/06/15	Open	1,392,000	1,394,738
RBC Capital Markets LLC	0.75%	5/07/15	Open	1,029,233	1,031,741
RBC Capital Markets LLC	0.75%	5/07/15	Open	688,875	690,554
RBC Capital Markets LLC	0.65%	5/13/15	Open	550,586	551,690
Credit Suisse Securities (USA) LLC	(0.25%)	5/14/15	Open	185,513	185,443
Credit Suisse Securities (USA) LLC	0.50%	5/14/15	Open	907,156	908,542
RBC Capital Markets LLC	0.39%	5/14/15	Open	1,170,300	1,171,695
RBC Capital Markets LLC	0.39%	5/14/15	Open	1,870,000	1,872,228
RBC Capital Markets LLC	0.39%	5/15/15	Open	653,300	654,071
Deutsche Bank Securities, Inc.	0.70%	5/21/15	Open	2,696,000	2,701,399
Deutsche Bank Securities, Inc.	0.70%	5/21/15	Open	1,443,000	1,445,890
HSBC Securities (USA), Inc.	0.40%	5/21/15	Open	2,815,625	2,818,847
HSBC Securities (USA), Inc.	0.60%	5/21/15	Open	6,447,488	6,458,545
RBC Capital Markets LLC	0.75%	5/21/15	Open	392,625	393,468
RBC Capital Markets LLC	0.75%	5/21/15	Open	1,130,900	1,133,327
RBC Capital Markets LLC	0.75%	5/21/15	Open	616,070	617,392
Deutsche Bank Securities, Inc.	0.60%	5/26/15	Open	777,750	779,020
HSBC Securities (USA), Inc.	0.55%	5/26/15	Open	266,288	266,686
UBS Securities LLC	0.55%	5/28/15	Open	671,709	672,694
RBC Capital Markets LLC	0.70%	5/29/15	Open	506,150	507,085
Deutsche Bank Securities, Inc.	0.75%	6/01/15	Open	1,446,000	1,448,772
RBC Capital Markets LLC	0.70%	6/01/15	Open	1,083,600	1,085,538
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	1,610,000	1,612,415
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	542,000	542,813
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	925,000	926,388
Deutsche Bank Securities, Inc.	0.60%	6/02/15	Open	1,354,000	1,356,031
RBC Capital Markets LLC	0.75%	6/04/15	Open	506,550	507,479
BNP Paribas Securities Corp.	0.71%	6/10/15	Open	747,000	748,090
BNP Paribas Securities Corp.	0.71%	6/10/15	Open	565,000	565,825
BNP Paribas Securities Corp.	0.71%	6/10/15	Open	836,000	837,126
RBC Capital Markets LLC	0.39%	6/10/15	Open	768,750	769,441
RBC Capital Markets LLC	0.39%	6/10/15	Open	968,000	968,860
RBC Capital Markets LLC	0.50%	6/10/15	Open	331,000	331,377

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets LLC	0.65%	6/10/15	Open	$2,865,000	$2,869,242
RBC Capital Markets LLC	0.65%	6/11/15	Open	370,650	371,199
RBC Capital Markets LLC	0.65%	6/11/15	Open	397,575	398,164
RBC Capital Markets LLC	0.65%	6/11/15	Open	507,450	508,201
BNP Paribas Securities Corp.	0.42%	6/12/15	Open	707,000	707,700
BNP Paribas Securities Corp.	0.71%	6/12/15	Open	570,000	570,885
Deutsche Bank Securities, Inc.	0.60%	6/12/15	Open	1,031,000	1,032,392
RBC Capital Markets LLC	(1.00%)	6/16/15	Open	221,160	220,687
UBS Securities LLC	0.55%	6/18/15	Open	452,358	452,877
UBS Securities LLC	0.55%	6/18/15	Open	307,605	307,958
Deutsche Bank Securities, Inc.	0.60%	6/19/15	Open	632,653	633,433
HSBC Securities (USA), Inc.	0.55%	6/23/15	Open	747,000	747,799
HSBC Securities (USA), Inc.	0.55%	6/30/15	Open	1,166,000	1,167,104
Deutsche Bank Securities, Inc.	0.60%	7/01/15	Open	2,764,000	2,766,856
Deutsche Bank Securities, Inc.	0.70%	7/01/15	Open	1,342,000	1,343,618
Deutsche Bank Securities, Inc.	0.70%	7/01/15	Open	446,000	446,538
Deutsche Bank Securities, Inc.	0.70%	7/01/15	Open	733,000	733,884
Deutsche Bank Securities, Inc.	0.70%	7/01/15	Open	899,000	900,084
HSBC Securities (USA), Inc.	0.70%	7/01/15	Open	1,623,000	1,624,957
RBC Capital Markets LLC	0.50%	7/01/15	Open	99,000	99,085
RBC Capital Markets LLC	0.50%	7/01/15	Open	82,000	82,071
RBC Capital Markets LLC	0.50%	7/01/15	Open	102,000	102,088
RBC Capital Markets LLC	0.75%	7/01/15	Open	188,000	188,243
RBC Capital Markets LLC	0.75%	7/01/15	Open	373,000	373,482
RBC Capital Markets LLC	0.75%	7/01/15	Open	240,000	240,310
RBC Capital Markets LLC	0.75%	7/01/15	Open	422,000	422,545
RBC Capital Markets LLC	0.75%	7/01/15	Open	273,000	273,353
RBC Capital Markets LLC	0.75%	7/01/15	Open	267,000	267,345
RBC Capital Markets LLC	0.75%	7/01/15	Open	191,000	191,247
RBC Capital Markets LLC	0.75%	7/01/15	Open	233,000	233,301
RBC Capital Markets LLC	0.75%	7/01/15	Open	465,000	465,601
RBC Capital Markets LLC	0.75%	7/01/15	Open	190,000	190,245
RBC Capital Markets LLC	0.75%	7/01/15	Open	290,000	290,375
RBC Capital Markets LLC	0.75%	7/01/15	Open	294,000	294,380
RBC Capital Markets LLC	0.75%	7/01/15	Open	426,000	426,550
RBC Capital Markets LLC	0.75%	7/01/15	Open	262,000	262,338
RBC Capital Markets LLC	0.75%	7/01/15	Open	291,000	291,376
RBC Capital Markets LLC	0.75%	7/01/15	Open	234,000	234,302
RBC Capital Markets LLC	0.75%	7/01/15	Open	238,000	238,307
RBC Capital Markets LLC	0.75%	7/01/15	Open	225,000	225,291
RBC Capital Markets LLC	0.75%	7/01/15	Open	215,000	215,278
RBC Capital Markets LLC	0.75%	7/01/15	Open	204,000	204,264
RBC Capital Markets LLC	0.75%	7/01/15	Open	218,000	218,282
RBC Capital Markets LLC	0.75%	7/01/15	Open	205,000	205,265
RBC Capital Markets LLC	0.75%	7/01/15	Open	184,000	184,238
RBC Capital Markets LLC	0.75%	7/01/15	Open	291,000	291,376
RBC Capital Markets LLC	0.75%	7/01/15	Open	305,000	305,394
RBC Capital Markets LLC	0.75%	7/01/15	Open	382,000	382,493
RBC Capital Markets LLC	0.75%	7/01/15	Open	328,000	328,424
RBC Capital Markets LLC	0.75%	7/01/15	Open	222,000	222,287
RBC Capital Markets LLC	0.75%	7/01/15	Open	305,000	305,394
RBC Capital Markets LLC	0.75%	7/01/15	Open	262,000	262,338
RBC Capital Markets LLC	0.80%	7/01/15	Open	236,000	236,325
RBC Capital Markets LLC	0.80%	7/01/15	Open	228,000	228,314
RBC Capital Markets LLC	0.80%	7/01/15	Open	261,000	261,360
RBC Capital Markets LLC	0.80%	7/01/15	Open	253,000	253,349
RBC Capital Markets LLC	0.80%	7/01/15	Open	232,000	232,320
RBC Capital Markets LLC	0.80%	7/01/15	Open	251,000	251,346
RBC Capital Markets LLC	0.80%	7/01/15	Open	216,000	216,298
RBC Capital Markets LLC	0.80%	7/01/15	Open	240,000	240,331
RBC Capital Markets LLC	0.80%	7/01/15	Open	214,000	214,295
RBC Capital Markets LLC	0.80%	7/01/15	Open	233,000	233,321
RBC Capital Markets LLC	0.85%	7/01/15	Open	262,000	262,384

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	51

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

As of August 31, 2015, reverse repurchase agreements outstanding were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
RBC Capital Markets LLC	0.85%	7/01/15	Open	$191,000	$191,280
RBC Capital Markets LLC	0.85%	7/01/15	Open	206,000	206,302
Deutsche Bank Securities, Inc.	0.70%	7/08/15	Open	902,200	903,165
BNP Paribas Securities Corp.	0.42%	7/09/15	Open	4,110,000	4,112,360
RBC Capital Markets LLC	0.75%	7/16/15	Open	131,110	131,246
Credit Suisse Securities (USA) LLC	0.40%	7/23/15	Open	1,477,500	1,478,157
BNP Paribas Securities Corp.	0.71%	8/03/15	Open	412,830	413,043
Deutsche Bank Securities, Inc.	0.60%	8/03/15	Open	900,405	900,840
RBC Capital Markets LLC	0.65%	8/04/15	Open	157,511	157,591
RBC Capital Markets LLC	0.65%	8/06/15	Open	455,567	455,781
Deutsche Bank Securities, Inc.	0.60%	8/11/15	Open	298,096	298,200
Deutsche Bank Securities, Inc.	0.70%	8/12/15	Open	700,930	701,202
HSBC Securities (USA), Inc.	0.55%	8/12/15	Open	737,000	737,225
RBC Capital Markets LLC	0.39%	8/13/15	Open	396,000	396,082
RBC Capital Markets LLC	0.65%	8/13/15	Open	1,580,876	1,581,418
UBS Securities LLC	0.60%	8/18/15	Open	553,329	553,458
UBS Securities LLC	0.35%	8/19/15	Open	1,023,268	1,023,397
Deutsche Bank Securities, Inc.	0.70%	8/20/15	Open	431,000	431,101
Deutsche Bank Securities, Inc.	0.75%	8/24/15	Open	1,063,568	1,063,745
RBC Capital Markets LLC	0.65%	8/24/15	Open	1,609,205	1,609,437
Deutsche Bank Securities, Inc.	0.75%	8/28/15	Open	838,000	838,070
HSBC Securities (USA), Inc.	0.55%	8/31/15	Open	654,410	654,410
Deutsche Bank Securities, Inc.	0.70%	8/31/15	Open	299,000	299,006
RBC Capital Markets LLC	0.75%	8/31/15	Open	251,835	251,835
Total				$263,367,571	$264,036,460

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of August 31, 2015

Financial Futures Contracts

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(7)	German Euro BOBL Futures	Eurex	September 2015	USD 1,021,393	$4,315
(2)	German Euro-Bund Futures	Eurex	September 2015	USD 343,580	4,498
(193)	2-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD 42,164,469	48,111
231	5-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD 27,590,063	(149,571)
(327)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2015	USD 41,549,438	145,558
(116)	Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	USD 17,936,500	442,258
16	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	December 2015	USD 2,534,500	(12,867)
(4)	Long Gilt Future	NYSE Liffe	December 2015	USD 719,312	2,389
Total					$484,691

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,190,000	CAD	2,058,797	Goldman Sachs International	9/16/15	$(7,413)
AUD	2,200,000	CAD	2,074,569	Morgan Stanley & Co. International PLC	9/16/15	(12,290)
CAD	2,088,723	AUD	2,190,000	BNP Paribas S.A.	9/16/15	30,159
CAD	2,151,818	GBP	1,030,000	JPMorgan Chase Bank N.A.	9/16/15	55,118
EUR	1,437,500	GBP	1,013,416	Royal Bank of Scotland PLC	9/16/15	58,458
EUR	1,437,500	GBP	1,057,224	Royal Bank of Scotland PLC	9/16/15	(8,759)
EUR	2,820,000	JPY	390,646,140	UBS AG	9/16/15	(57,736)
GBP	1,030,000	CAD	2,098,755	Goldman Sachs International	9/16/15	(14,786)
GBP	1,010,000	CAD	2,065,496	Morgan Stanley & Co. International PLC	9/16/15	(20,195)
GBP	1,038,336	EUR	1,465,000	Royal Bank of Scotland PLC	9/16/15	(51,088)
GBP	1,008,947	EUR	1,410,000	Royal Bank of Scotland PLC	9/16/15	(34,451)
GBP	970,000	USD	1,502,263	Citibank N.A.	9/16/15	(13,922)
GBP	2,060,000	USD	3,206,980	Goldman Sachs International	9/16/15	(46,173)
JPY	389,116,854	EUR	2,820,000	Toronto Dominion Bank	9/16/15	45,120
NZD	2,440,000	USD	1,592,954	Royal Bank of Scotland PLC	9/16/15	(48,189)

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Forward Foreign Currency Exchange Contracts (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,600,000	CAD	2,088,540	Barclays Bank PLC	9/16/15	$12,574
USD	1,612,696	EUR	1,390,000	Morgan Stanley & Co. International PLC	9/16/15	52,593
USD	1,616,791	GBP	1,030,000	Citibank N.A.	9/16/15	36,387
USD	1,608,631	NZD	2,440,000	Commonwealth Bank of Australia	9/16/15	63,866
EUR	1,000,000	USD	1,101,321	Royal Bank of Scotland PLC	10/20/15	21,650
USD	1,089,645	CAD	1,407,000	Westpac Banking Corp.	10/20/15	20,304
USD	568,427	EUR	515,000	Credit Suisse International	10/20/15	(9,903)
USD	16,899,548	EUR	15,312,000	UBS AG	10/20/15	(295,391)
USD	20,445,096	GBP	13,141,000	HSBC Bank PLC	10/20/15	285,478
USD	156,042	GBP	100,000	HSBC Bank PLC	10/20/15	2,632
USD	633,935	GBP	405,000	State Street Bank and Trust Co.	10/20/15	12,625
Total						$76,668

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD 942.86	46	—

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
2.54%[1]	3-month LIBOR	Chicago Mercantile Exchange	9/04/24	USD 18,700	$576,757
2.60%[2]	3-month LIBOR	Chicago Mercantile Exchange	9/04/24	USD 18,700	(580,667)
Total					$(3,910)

[1] Fund pays the floating rate and receives the fixed rate.
[2] Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD 1	$(7)	$6	$(13)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD 1	(6)	7	(13)
Abengoa S.A.	5.00%	Citibank N.A.	9/20/20	EUR 6	3,437	3,553	(116)
Abengoa S.A.	5.00%	Citibank N.A.	9/20/20	EUR 3	1,718	1,776	(58)
Abengoa S.A.	5.00%	Goldman Sachs Bank USA	9/20/20	EUR 10	5,728	6,029	(301)
Abengoa S.A.	5.00%	Goldman Sachs Bank USA	9/20/20	EUR 6	3,437	3,488	(51)
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs Bank USA	9/20/20	EUR 10	(945)	(1,046)	101
Total					$13,362	$13,813	$(451)

OTC Credit Default Swaps — Sold Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	Value	Premiums Received	Unrealized Depreciation
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR 30	$(4,060)	$(2,927)	$(1,133)
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR 20	(2,704)	(1,952)	(752)
Glencore International AG	1.00%	Credit Suisse Securities (USA) LLC	9/20/20	BBB	EUR 10	(1,351)	(1,018)	(333)
Total						$(8,115)	$(5,897)	$(2,218)

[3] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[4] The maximum potential amount the Fund may pay should a negative credit event take place, as defined under the terms of the agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	53

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Transactions in Options Written for the Year Ended August 31, 2015

	Calls			Puts
	Contracts	Notional (000)	Premium Received	Contracts	Notional (000)	Premium Received
Outstanding options, beginning of year	—	$18,700	$93,500	—	$18,700	$93,500
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	(18,700)	(93,500)
Options closed	—	(18,700)	(93,500)	—	—	—

Outstanding options, end of year	—	—	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of August 31, 2015, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Derivative Financial Instruments — Assets
Financial futures contracts	Net unrealized apppreciation[1]	—	—	—	—	$647,129	$647,129
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$696,964	—	696,964
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$14,960	—	—	—	14,960
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	576,757	576,757
		—	$14,960	—	$696,964	$1,223,886	$1,935,810

Derivative Financial Instruments — Liabilities
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$162,438	$162,438
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$620,296	—	620,296
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$9,713	—	—	—	9,713
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	580,667	580,667
		—	$9,713	—	$620,296	$743,105	$1,373,114

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended August 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	—	—	$(2,368,111)	$(2,368,111)
Forward foreign currency exchange contracts	—	—	—	$8,901,963	—	8,901,963
Options purchased[2]	—	—	—	—	(201,693)	(201,693)
Options written	—	—	—	—	93,500	93,500
Swaps	—	$(243)	—	—	(380,578)	(380,821)

Total	—	$(243)	—	$8,901,963	$(2,856,882)	$6,044,838

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$578,253	$578,253
Forward foreign currency exchange contracts	—	—	—	$(1,985,188)	—	(1,985,188)
Options purchased[2]	—	—	—	—	198,931	198,931
Options written	—	—	—	—	(11,948)	(11,948)
Swaps	—	$(2,626)	—	—	18,183	15,557

Total	—	$(2,626)	—	$(1,985,188)	$783,419	$(1,204,395)

[2] Options purchased are included in net realized gain (loss) from investments and net unrealized appreciation (depreciation) on investments.

For the year ended August 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts — long	$16,116,945
Average notional value of contracts — short	$72,217,747
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$67,157,398
Average amounts sold — in USD	$19,303,266
Options:
Average notional value of swaption contracts purchased	$32,725,000	[3]
Average notional value of swaption contracts written	$9,350,000	[3]
Credit default swaps:
Average notional value-buy protection	$10,819
Average notional value-sell protection	$16,832
Interest rate swaps:
Average notional value — pays fixed rate	$18,700,000
Average notional value — receives fixed rate	$29,263,354
[3] Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Derivative Financial Instruments — Offsetting as of August 31, 2015

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$145,924	$38,884
Forward foreign currency exchange contracts	696,964	620,296
Swaps — Centrally cleared	16,884	16,815
Swaps — OTC[4]	14,960	9,713

Total derivative assets and liabilities in the Statement of Assets and Liabilities	874,732	685,708
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(162,808)	(55,699)

Total derivative assets and liabilities subject to an MNA	$711,924	$630,009

[4] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[5]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[6]
Barclays Bank PLC	$12,574	—	—	—	$12,574
BNP Paribas S.A.	30,159	—	—	—	30,159
Citibank N.A.	41,716	$(20,860)	—	—	20,856
Commonwealth Bank of Australia	63,866	—	—	—	63,866
Deutsche Bank AG	13	(13)	—	—	—
Goldman Sachs Bank USA	9,618	(1,398)	—	—	8,220
HSBC Bank PLC	288,110	—	—	—	288,110
JPMorgan Chase Bank N.A.	55,118	—	—	—	55,118
Morgan Stanley & Co. International PLC	52,593	(32,485)	—	—	20,108
Royal Bank of Scotland PLC	80,108	(80,108)	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	55

Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[5]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[6]
State Street Bank and Trust Co.	$12,625	—	—	—	$12,625
Toronto Dominion Bank	45,120	—	—	—	45,120
Westpac Banking Corp.	20,304	—	—	—	20,304

Total	$711,924	$(134,864)	—	—	$577,060

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[5]	Non-cash Collateral Pledged	Cash Collateral Pledged[7]	Net Amount of Derivative Liabilities[8]
Citibank N.A.	$20,860	$(20,860)	—	—	—
Credit Suisse International	9,903	—	—	—	$9,903
Credit Suisse Securities (USA) LLC	1,351	—	—	—	1,351
Deutsche Bank AG	26	(13)	—	(13)	—
Goldman Sachs International	68,372	—	—	—	68,372
Goldman Sachs Bank USA	1,398	(1,398)	—	—	—
Morgan Stanley & Co. International PLC	32,485	(32,485)	—	—	—
Royal Bank of Scotland PLC	142,487	(80,108)	—	—	62,379
UBS AG	353,127	—	—	—	353,127

Total	$630,009	$(134,864)	—	(13)	$495,132

[5]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[6]	Net amount represents the net amount receivable from the counterparty in the event of default.

[7]	Excess of the collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[8]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of August 31, 2015

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$85,774,621	$57,724,413	$143,499,034
Common Stocks	$1,395,013	576,265	620,087	2,591,365
Corporate Bonds	—	329,524,254	2,293,812	331,818,066
Floating Rate Loan Interests	—	214,152,356	11,940,990	226,093,346
Foreign Agency Obligations	—	11,611,010	—	11,611,010
Non-Agency Mortgage-Backed Securities	—	85,541,961	—	85,541,961
Other Interests	—	—	144,283	144,283
Preferred Securities	11,596,121	54,109,549	112,143	65,817,813
U.S. Government Sponsored Agency Securities	—	10,447,543	—	10,447,543
Warrants	—	—	26,648	26,648
Short-Term Securities	5,757,976	—	—	5,757,976
Liabilities:
Unfunded Floating Rate Loan Interests	—	(208)	—	(208)

Total	$18,749,110	$791,737,351	$72,862,376	$883,348,837

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[9]
Assets:
Credit rate contracts	—	$101	—	$101
Foreign currency exchange contracts	—	696,964	—	696,964
Interest rate contracts	$647,129	576,757	—	1,223,886
Liabilities:
Credit rate contracts	—	(2,770)	—	(2,770)
Foreign currency exchange contracts	—	(620,296)	—	(620,296)
Interest rate contracts	(162,438)	(580,667)	—	(743,105)

Total	$484,691	$70,089	—	$554,780

[9]

Derivative financial instruments are swaps, financial futures contracts, and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2015

Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$871,710	—	—	$871,710
Cash pledged as collateral for reverse repurchase agreements	2,380,000	—	—	2,380,000
Cash pledged as collateral for OTC derivatives	90,000	—	—	90,000
Cash pledged for centrally cleared swaps	1,270	—	—	1,270
Foreign currency at value	397,444	—	—	397,444
Liabilities:
Bank overdraft	—	$(41,790)	—	(41,790)
Reverse repurchase agreements	—	(264,036,460)	—	(264,036,460)

Total	$3,740,424	$(264,078,250)	—	$(260,337,826)

During the year ended August 31, 2015, there were no transfers between Level 1 and Level 2.

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Preferred Stocks	Unfunded Floating Rate Loan Interest (Liabilities)	Grand Total
Opening balance, as of August 31, 2014	$14,418,405	$2,748,166	$8,907,388	$33,197,391	$8,750	—	—	$(175)	$59,279,925
Transfers into Level 3[1]	—	—	—	4,431,905	—	$14,419	—	—	4,446,324
Transfers out of Level 3[2]	(9,168,663)	—	—	(14,318,184)	—	—	—	—	(23,486,847)
Accrued discounts/premiums	(107,625)	—	(1,135)	39,948	—	—	—	—	(68,812)
Net realized gain (loss)	(785,210)	—	(3,138,641)	(1,623,116)	—	—	—	—	(5,546,967)
Net change in unrealized appreciation (depreciation)[3,4]	144,990	(2,334,577)	3,022,280	902,958	135,533	12,229	$647	175	1,884,235
Purchases	55,443,320	206,498	173,920	4,343,508	—	—	111,496	—	60,278,742
Sales	(2,220,804)	—	(6,670,000)	(15,033,420)	—	—	—	—	(23,924,224)
Closing Balance, as of August 31, 2015	$57,724,413	$620,087	$2,293,812	$11,940,990	$144,283	$26,648	$112,143	—	$72,862,376

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015[4]	$156,506	$(2,334,575)	$(49,661)	$(563,549)	$135,533	$12,229	$647	—	$(2,642,870)

[1]    As of August 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $4,446,324 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of August 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $23,486,847 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]    Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]    Any difference between net change in unrealized appreciation (depreciation) on investments still held at August 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	57

Statements of Assets and Liabilities

August 31, 2015	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)

Assets
Investments at value — unaffiliated[2]	$170,232,342	$763,067,179	$877,591,069
Investments at value — affiliated[3]	254,052	—	5,757,976
Cash	4,641,589	9,531,960	—
Cash pledged:
Centrally cleared swaps	40,000	170,000	1,270
Financial futures contracts	11,700	45,000	871,710
Collateral — OTC derivatives	—	—	90,000
Collateral — reverse repurchase agreements	—	—	2,380,000
Foreign currency at value[4]	729	6,465	397,444
Receivables:
Dividends	—	—	52
Interest	995,532	4,438,089	8,928,843
Investments sold	1,819,995	7,967,682	5,548,746
Reverse repurchase agreements	—	—	906,245
Swaps	—	—	1,531
Swap premiums paid	—	—	14,859
Unrealized appreciation on forward foreign currency exchange contracts	11,340	65,118	696,964
Unrealized appreciation on OTC swaps	—	—	101
Variation margin receivable on financial futures contracts	563	2,531	145,924
Variation margin receivable on centrally cleared swaps	—	—	16,884
Prepaid expenses	3,749	8,210	8,878
Other assets	—	—	258,043

Total assets	178,011,591	785,302,234	903,616,539

Liabilities
Bank overdraft	—	—	41,790
Reverse repurchase agreements	—	—	264,036,460
Payables:
Investments purchased	7,273,365	32,602,317	6,876,336
Bank borrowings	45,000,000	196,000,000	—
Income dividends	75,550	127,614	100,779
Interest expense	35,523	161,236	—
Investment advisory fees	287,782	959,730	857,403
Offering costs	—	785	785
Officer’s and Directors’ fees	1,821	7,994	321,214
Other accrued expenses	153,003	330,546	305,942
Swaps	—	—	1,879
Swap premiums received	—	—	6,943
Unrealized depreciation on forward foreign currency exchange contracts	—	—	620,296
Unrealized depreciation on OTC swaps	—	—	2,770
Unrealized depreciation on unfunded floating rate loan interests	116	519	208
Variation margin payable on financial futures contracts	—	—	38,884
Variation margin payable on centrally cleared swaps	1,640	7,382	16,815
Commitments and contingencies	—	— [8]	— [8]

Total liabilities	52,828,800	230,198,123	273,228,504

Net Assets	$125,182,791	$555,104,111	$630,388,035

Net Assets Consist of
Paid-in capital[5,6,7]	$128,319,712	$659,804,576	$701,298,221
Undistributed net investment income	88,186	101,791	2,805,013
Accumulated net realized loss	(1,093,327)	(92,834,790)	(59,409,589)
Net unrealized appreciation (depreciation)	(2,131,780)	(11,967,466)	(14,305,610)

Net Assets	$125,182,791	$555,104,111	$630,388,035

Net asset value per share	$13.84	$14.91	$17.04

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$172,368,741	$774,910,962	$892,705,025
[3] Investments at cost — affiliated	$254,052	—	$5,757,976
[4] Foreign currency at cost	$825	$6,508	$402,287
[5] Par value per share	$0.001	$0.100	$0.001
[6] Shares outstanding	9,044,041	37,232,488	37,003,854
[7] Shares authorized	unlimited	$200 million	unlimited
[8] See Note 4 and Note 12 of the Notes to Financial Statements for details of commitments and contingencies.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2015

Statements of Operations

Year Ended August 31, 2015	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]

Investment Income
Interest	$8,914,075	$38,966,411	$49,854,892
Dividends — unaffiliated	35,678	168,390	679,643
Dividends — affiliated	315	513	2,697
Foreign taxes withheld	—	(1,371)	(53)

Total income	8,950,068	39,133,943	50,537,179

Expenses
Investment advisory	1,770,536	5,882,332	5,139,379
Professional	108,088	209,669	253,411
Custodian	70,816	233,987	162,852
Accounting services	32,433	105,218	91,166
Transfer agent	27,969	66,089	79,612
Offering	—	59,411	62,188
Printing	21,756	31,752	34,671
Officer and Directors	10,827	47,937	17,265
Registration	9,201	13,690	13,072
Miscellaneous	29,959	58,177	97,521

Total expenses excluding interest expense	2,081,585	6,708,262	5,951,137
Interest expense	469,104	2,081,649	1,510,720

Total expenses	2,550,689	8,789,911	7,461,857
Less fees waived by the Manager	(310)	(519)	(3,084)
Less fees paid indirectly	—	—	(112)

Total expenses after fees waived and/or paid indirectly	2,550,379	8,789,392	7,458,661

Net investment income	6,399,689	30,344,551	43,078,518

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,267,163)	(10,878,184)	(11,272,324)
Financial futures contracts	(5,430)	(24,385)	(2,368,111)
Foreign currency transactions	267,650	1,373,254	8,732,087
Options written	—	—	93,500
Short sales	(218)	(970)	—
Swaps	(751)	(3,377)	(380,821)

	(1,005,912)	(9,533,662)	(5,195,669)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,337,600)	(7,696,249)	(27,770,045)
Financial futures contracts	503	2,213	578,253
Foreign currency translations	(67,883)	(261,140)	(1,919,364)
Options written	—	—	(11,948)
Swaps	(7,012)	(31,556)	15,557
Unfunded floating rate loan interests	6,111	26,974	2,312

	(2,405,881)	(7,959,758)	(29,105,235)

Net realized and unrealized loss	(3,411,793)	(17,493,420)	(34,300,904)

Net Increase in Net Assets Resulting from Operations	$2,987,896	$12,851,131	$8,777,614

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	59

Statements of Changes in Net Assets	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$6,399,689	$6,953,558
Net realized gain (loss)	(1,005,912)	1,555,241
Net change in unrealized appreciation (depreciation)	(2,405,881)	(1,214,434)

Net increase in net assets resulting from operations	2,987,896	7,294,365

Distributions to Shareholders From[1]
Net investment income	(6,869,345)	(7,542,730)
Net realized gain	(1,286,571)	—

Decrease in net assets resulting from distributions to shareholders	(8,155,916)	(7,542,730)

Net Assets
Total decrease in net assets	(5,168,020)	(248,365)
Beginning of year	130,350,811	130,599,176

End of year	$125,182,791	$130,350,811

Undistributed net investment income, end of year	$88,186	$466,939

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2015

Consolidated Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$30,344,551	$32,487,698
Net realized gain (loss)	(9,533,662)	606,314
Net change in unrealized appreciation (depreciation)	(7,959,758)	771,265

Net increase in net assets resulting from operations	12,851,131	33,865,277

Distributions to Shareholders From[1]
Net investment income	(30,210,441)	(33,203,943)

Net Assets
Total increase (decrease) in net assets	(17,359,310)	661,334
Beginning of year	572,463,421	571,802,087

End of year	$555,104,111	$572,463,421

Undistributed (distributions in excess of) net investment income, end of year	$101,791	$(680,740)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	61

Consolidated Statements of Changes in Net Assets	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$43,078,518	$46,667,443
Net realized gain (loss)	(5,195,669)	4,294,232
Net change in unrealized appreciation (depreciation)	(29,105,235)	14,593,852

Net increase in net assets resulting from operations	8,777,614	65,555,527

Distributions to Shareholders From[1]
Net investment income	(47,771,976)	(45,292,717)

Net Assets
Total increase (decrease) in net assets	(38,994,362)	20,262,810
Beginning of year	669,382,397	649,119,587

End of year	$630,388,035	$669,382,397

Undistributed net investment income, end of year	$2,805,013	$553,777

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2015

Statements of Cash Flows

Year Ended August 31, 2015	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$2,987,896	$12,851,131	$8,777,614
Proceeds from sales of long-term investments	84,628,096	369,238,444	467,910,997
Purchases of long-term investments	(71,591,714)	(325,014,453)	(444,431,714)
Net proceeds from sales of short-term securities	2,704,449	3,456,864	1,632,414
(Increase) decrease in assets:
Cash Pledged:
Collateral — OTC derivatives	400,000	—	—
Collateral — reverse repurchase agreements	—	—	(2,372,000)
Centrally cleared swaps	(40,000)	(170,000)	(1,270)
Financial futures contracts	(11,700)	(45,000)	(216,210)
Receivables:
Dividends	—	—	1,644
Interest	29,401	(21,114)	902,046
Swaps	—	—	580,461
Swap premiums paid	—	—	(14,840)
Variation margin receivable on financial futures contracts	(563)	(2,531)	(118,653)
Variation margin receivable on centrally cleared swaps	—	—	(16,884)
Prepaid expenses	374	1,173	2,092
Other assets	—	38,072	7,889
Increase (decrease) in liabilities:
Cash received:
Collateral — reverse repurchase agreements	—	—	(502,000)
Payables:
Investment advisory fees	134,654	452,600	407,289
Interest expense and fees	(3,654)	(13,808)	9,719
Other accrued expenses	23,824	(18,418)	43,236
Officer’s and Directors’ fees	(700)	(3,132)	(14,388)
Swaps	—	—	(562,068)
Variation margin payable on financial futures contracts	—	—	30,728
Variation margin payable on centrally cleared swaps	1,640	7,382	16,815
Swap premiums received	—	—	6,070
Amortization of premium and accretion of discount on investments	(290,930)	(1,229,102)	1,778,499
Net realized loss on investments and options written	1,312,978	10,992,580	13,935,099
Net unrealized loss on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	2,399,372	7,930,415	29,679,578
Premiums paid on closing options written	—	—	(93,500)

Net cash provided by operating activities	22,683,423	78,451,103	77,378,663

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	—	—	(30,769,230)
Proceeds from bank borrowings	54,000,000	226,000,000	—
Payments for bank borrowings	(64,000,000)	(265,000,000)	—
Cash payments for offering costs	—	(75,129)	(75,129)
Cash dividends paid to shareholders	(8,152,519)	(30,204,740)	(47,762,603)
Increase in bank overdraft	—	—	41,790
Amortization of deferred offering costs	—	59,411	62,188

Net cash used for financing activities	(18,152,519)	(69,220,458)	(78,502,984)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(10)	$281	$11,656

Cash and Foreign Currency
Net increase (decrease) in cash	4,530,894	9,230,926	(1,112,665)
Cash and foreign currency at beginning of year	111,424	307,499	1,510,109

Cash and foreign currency at end of year	$4,642,318	$9,538,425	$397,444

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$472,758	$2,026,823	$1,427,111

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	63

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.41	$14.44	$14.12	$13.17	$13.55

Net investment income[1]	0.71	0.77	0.87	0.85	0.86
Net realized and unrealized gain (loss)	(0.38)	0.03	0.30	0.90	(0.45)

Net increase from investment operations	0.33	0.80	1.17	1.75	0.41

Distributions from:[2]
Net investment income	(0.76)	(0.83)	(0.85)	(0.80)	(0.79)
Net realized gain	(0.14)	—	—	—	—

Total distributions	(0.90)	(0.83)	(0.85)	(0.80)	(0.79)

Net asset value, end of year	$13.84	$14.41	$14.44	$14.12	$13.17

Market price, end of year	$12.95	$13.84	$13.77	$13.94	$12.65

Total Return[3]
Based on net asset value	2.80%	5.98%	8.52%	13.94%	2.93%

Based on market price	0.15%	6.75%	4.82%	17.12%	4.17%

Ratios to Average Net Assets
Total expenses	2.01%	1.92%	1.92%	1.91%	2.02%

Total expenses after fees waived and paid indirectly	2.01%	1.92%	1.92%	1.91%	2.02%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.64%	1.60%	1.58% [4]	1.61% [4]	1.71%

Net investment income	5.03%	5.31%	6.04%	6.24%	6.10%

Supplemental Data
Net assets, end of year (000)	$125,183	$130,351	$130,599	$127,455	$118,897

Borrowings outstanding, end of year (000)	$45,000	$55,000	$49,000	$55,000	$43,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,782	$3,370	$3,665	$3,317	$3,765

Portfolio turnover rate	42%	59%	85%	53%	91%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

For the year ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing cost was 1.57% and 1.52%, respectively.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2015

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
	2015[1]	2014[1]	2013[1]		2012[1]		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.38	$15.36	$14.98		$14.04		$14.36

Net investment income[2]	0.81	0.87	0.99		0.97		0.96
Net realized and unrealized gain (loss)	(0.47)	0.04	0.42		0.90		(0.36)

Net increase from investment operations	0.34	0.91	1.41		1.87		0.60

Distributions from:[3]
Net investment income	(0.81)	(0.89)	(1.03)		(0.93)		(0.86)
Net realized gain	—	—	—		—		(0.06)

Total distributions	(0.81)	(0.89)	(1.03)		(0.93)		(0.92)

Net asset value, end of year	$14.91 [4]	$15.38	$15.36		$14.98		$14.04

Market price, end of year	$12.94	$14.26	$14.96		$15.20		$13.33

Total Return[5]
Based on net asset value	2.88% [4]	6.45%	9.68%		13.91%		4.04%

Based on market price	(3.71)%	1.33%	5.28%		21.74%		(2.91)%

Ratios to Average Net Assets
Total expenses	1.56%	1.48%	1.54%	[6]	1.67%	[7]	1.60%

Total expenses after fees waived and paid indirectly	1.56%	1.48%	1.52%	[6]	1.67%	[7]	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.19%	1.15%	1.15%	[6,8]	1.35%	[7,8]	1.30%

Net investment income	5.39%	5.65%	6.49%		6.67%		6.44%

Supplemental Data
Net assets, end of year (000)	$555,104	$572,463	$571,802		$276,990		$259,205

Borrowings outstanding, end of year (000)	$196,000	$235,000	$214,000		$117,000		$93,000

Asset coverage, end of year per $1,000 of bank borrowings	$3,832	$3,436	$3,672		$3,367		$3,787

Portfolio turnover rate	43%	58%	88%		53%		91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.52%, 1.52% and 1.15%, respectively.

[7]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.61%, 1.61% and 1.29%, respectively.

[8]

For the year ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.14% and 1.26%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2015	65

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
	2015[1]		2014[1]	2013[1]	2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of year	$18.09		$17.54	$17.38	$16.52	$16.79

Net investment income[2]	1.16		1.26	1.30	1.31	1.34
Net realized and unrealized gain (loss)	(0.92)		0.51	0.25	0.88	(0.37)

Net increase from investment operations	0.24		1.77	1.55	2.19	0.97

Distributions from net investment income[3]	(1.29)		(1.22)	(1.39)	(1.33)	(1.24)

Net asset value, end of year	$17.04	[4]	$18.09	$17.54	$17.38	$16.52

Market price, end of year	$14.60		$16.81	$16.89	$18.00	$16.01

Total Return[5]
Based on net asset value	2.23%	[4]	10.77%	9.13%	13.86%	5.85%

Based on market price	(5.74)%		6.89%	1.47%	21.68%	2.77%

Ratios to Average Net Assets
Total expenses	1.15%		1.14%	1.12%	1.05%	1.01%

Total expenses after fees waived and paid indirectly	1.15%		1.14%	1.12%	1.05%	1.00%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.92%		0.92%	0.90%	0.89%	0.87%

Net investment income	6.65%		7.00%	7.34%	7.82%	7.75%

Supplemental Data
Net assets, end of year (000)	$630,388		$669,382	$649,120	$642,391	$609,818

Borrowings outstanding, end of year (000)	$264,036		$293,890	$273,347	$296,476	$244,120

Portfolio turnover rate	47%		57%	71%	54%	106% [6]

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on August 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Defined Opportunity Credit Trust	BHL	Delaware	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of FRA include the accounts of FRA Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of FRA. The Taxable Subsidiary enables FRA to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for FRA. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for FRA. FRA may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of August 31, 2015 were $2,116,853, which is 0.4% of FRA’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to FRA.

The accompanying consolidated financial statements of BLW include the accounts of BLW Subsidiary, LLC (the “BLW Taxable Subsidiary”). As of December 19, 2014, the BLW Taxable Subsidiary, which was wholly owned by the Fund, was dissolved. The BLW Taxable Subsidiary enabled BLW to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BLW Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the

ANNUAL REPORT	AUGUST 31, 2015	67

Notes to Financial Statements (continued)

Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

68	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

ANNUAL REPORT	AUGUST 31, 2015	69

Notes to Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and

70	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle each Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

ANNUAL REPORT	AUGUST 31, 2015	71

Notes to Financial Statements (continued)

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2015, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
BHL….	Universal Services of America LP, 2015 2nd Lien Delayed Draw Term Loan	$8,878	$8,789	—
BHL….	Universal Services of America LP, 2015 Delayed Draw Term Loan	$34,965	$34,498	$(116)
FRA….	Universal Services of America LP, 2015 2nd Lien Delayed Draw Term Loan	$39,490	$39,095	—
FRA….	Universal Services of America LP, 2015 Delayed Draw Term Loan	$155,755	$153,679	$(519)
BLW…	Universal Services of America LP, 2015 2nd Lien Delayed Draw Term Loan	$30,000	$29,700	—
BLW…	Universal Services of America LP, 2015 Delayed Draw Term Loan	$62,583	$61,748	$(208)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Funds receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Funds suffer a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Funds would still be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Funds would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

For the year ended August 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates for BLW were $286,683,989 and 0.53%, respectively.

Reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

72	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

As of August 31, 2015, the following table is a summary of the BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$18,193,459	$(18,193,459)	—	—
BNP Paribas Securities Corp.	9,892,089	(9,892,089)	—	—
Credit Suisse Securities (USA) LLC	11,266,587	(11,266,587)	—	—
Deutsche Bank Securities, Inc.	73,643,047	(73,643,047)	—	—
HSBC Securities (USA), Inc.	55,808,435	(55,808,435)	—	—
RBC Capital Markets LLC	50,009,371	(50,009,371)	—	—
UBS Securities LLC	45,223,472	(45,223,472)	—	—

Total	$264,036,460	$(264,036,460)	—	—

[1]

Net collateral with a value of $295,027,898 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Commitments: BLW may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements may obligate BLW to make future cash payments. As of August 31, 2015, BLW had outstanding commitments of $10,878,000. These commitments are not included in the net assets of the Fund as of August 31, 2015.

Short Sales: Certain Funds may enter into short sale transactions in which the Funds sells a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Funds will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate

ANNUAL REPORT	AUGUST 31, 2015	73

Notes to Financial Statements (continued)

risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk and interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

74	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform, though the Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

ANNUAL REPORT	AUGUST 31, 2015	75

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contacts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage at the following annual rates:

BHL	1.00%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are shown as fees waived by the Manager in the Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets, which include the assets of the Taxable Subsidiaries.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the year ended August 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BHL	FRA	BLW
Non-U.S. Government Securities	$74,968,375	$340,775,205	$427,705,916
U.S. Government Securities	—	—	12,071,661

Total Purchases	$74,968,375	$340,775,205	$439,777,577

Sales	BHL	FRA	BLW
Non-U.S. Government Securities (includes paydowns)	$85,194,466	$373,327,184	$447,444,553
U.S. Government Securities	—	—	11,943,885

Total Sales	$85,194,466	$373,327,184	$459,388,438

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

76	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended August 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2015, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses, the expiration of capital loss carryforwards and liquidating distribution on a wholly-owned subsidiary were reclassified to the following accounts:

	BHL	FRA	BLW
Paid-in capital	—	$(229,369)	$(2,029,606)
Undistributed net investment income	$90,903	$648,421	$6,944,694
Undistributed net realized gain (Accumulated net realized loss)	$(90,903)	$(419,052)	$(4,915,088)

The tax character of distributions paid was as follows:

		BHL	FRA	BLW
Ordinary income	8/31/2015	$6,869,345	$30,210,441	$47,771,976
	8/31/2014	$7,542,730	$33,203,943	$45,292,717
Long term Capital Gains	8/31/2015	$1,286,571	—	—

Total	8/31/2015	$8,155,916	$30,210,441	$47,771,976

	8/31/2014	$7,542,730	$33,203,943	$45,292,717

As of August 31, 2015 the tax components of accumulated net losses were as follows:

	BHL	FRA	BLW
Undistributed ordinary income	$655,125	$2,999,553	$5,490,718
Capital loss carryforwards	(1,098,340)	(89,885,804)	(58,887,414)
Net unrealized gains (losses)[1]	(2,693,706)	(17,814,214)	(17,513,490)

Total	$(3,136,921)	$(104,700,465)	$(70,910,186)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, dividends recognized for tax purposes, the deferral of compensation to directors and investments in wholly owned subsidiaries.

As of August 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BHL	FRA	BLW
2016	—	$20,623,334	$284,006
2017	—	30,228,590	9,996,868
2018	—	27,716,009	37,509,275
2019	—	2,206,081	—
No expiration date[3]	$1,098,340	9,111,790	11,097,265

Total	$1,098,340	$89,885,804	$58,887,414

[3]	Must be utilized prior to losses subject to expiration.

As of August 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BHL	FRA	BLW
Tax cost	$173,172,876	$780,667,448	$900,797,475

Gross unrealized appreciation	$522,197	$3,254,895	$12,877,118
Gross unrealized depreciation	(3,208,679)	(20,855,164)	(30,325,548)

Net unrealized appreciation (depreciation)	$(2,686,482)	$(17,600,269)	$(17,448,430)

9. Bank Borrowings:

BHL and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BHL and FRA, respectively. As of August 31, 2015, BHL and FRA have not received any notice to terminate. BHL and FRA have granted a security interest in substantially all of their assets to SSB.

ANNUAL REPORT	AUGUST 31, 2015	77

Notes to Financial Statements (continued)

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
BHL	$64,000,000
FRA	$280,000,000

Advances will be made by SSB to BHL and FRA, at BHL and FRA option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BHL and FRA pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if BHL and FRA meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to BHL and FRA as of August 31, 2015 are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BHL and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2015, the average amount of bank borrowings and the daily weighted average interest rates for BHL and FRA, funds with loans under the revolving credit agreements were as follows:

	Average Amount of Bank Borrowings	Daily Weighted Average Interest Rate
BHL	$49,947,945	0.94%
FRA	$221,632,877	0.94%

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

For the years ended August 31, 2015 and August 31, 2014, shares issued and outstanding remained constant.

FRA and BLW each filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing them to issue an additional 3,050,000 and 3,750,000 Common Shares, respectively, through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, FRA and BLW, subject to

78	ANNUAL REPORT	AUGUST 31, 2015

Notes to Financial Statements (continued)

market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above FRA and BLW’s NAV per Common Share (calculated within 48 hours of pricing). Please see Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by FRA and BLW in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to FRA, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that FRA and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that FRA and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. FRA cannot predict the outcome of the lawsuit, or the effect, if any, on FRA’s net asset value. As such, no liability for litigation related to this matter is reflected in the financial statements. Management cannot determine the amount of loss that will be realized by FRA but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $668,165.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 30, 2015 to shareholders of record on September 15, 2015:

Common Dividend Per Share
BHL	$0.0583
FRA	$0.0674
BLW	$0.0995

Additionally, the Funds declared a net investment income dividend on October 1, 2015 payable to Common Shareholders of record on October 15, 2015 as follows:

Common Dividend Per Share
BHL	$0.0510
FRA	$0.0610
BLW	$0.0870

ANNUAL REPORT	AUGUST 31, 2015	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Defined Opportunity Credit Trust and BlackRock Limited Duration Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity Credit Trust (the “Fund”) as of August 31, 2015, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Floating Rate Income Strategies Fund, Inc., and the statement of assets and liabilities, including the schedule of investments, of BlackRock Limited Duration Income Trust, (collectively with the Fund mentioned above, the “Funds”), as of August 31, 2015, and their related consolidated statements of operations and consolidated cash flows for the year then ended, their consolidated statements of changes in net assets for each of the two years in the period then ended, and their consolidated financial highlights for the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012, and their financial highlights for the year ended August 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Defined Opportunity Credit Trust as of August 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, and the consolidated financial position of BlackRock Floating Rate Income Strategies Fund, Inc., and the financial position of BlackRock Limited Duration Income Trust, as of August 31, 2015, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for the years ended August 31, 2015, August 31, 2014, August 31, 2013, and August 31, 2012, and their financial highlights for the year ended August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 26, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended August 31, 2015

	BHL	FRA	BLW
Qualified Dividend Income for Individuals[1]
September 2014-December 2014	—	—	5.88%
January 2015- August 2015	—	—	5.58%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]
September 2014-December 2014	—	—	4.94%
January 2015- August 2015	—	—	4.17%
Interest-Related Dividends for Non-U.S. Residents[2]
September 2014-December 2014	79.71%	80.40%	79.73%
January 2015- August 2015	79.27%	78.58%	53.54%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BHL distributed long-term capital gains of $0.142256 per share to shareholders of record on December 31, 2014.

80	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with BHL and FRA, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the

ANNUAL REPORT	AUGUST 31, 2015	81

Disclosure of Investment Advisory Agreements (continued)

investment performance of each Fund as compared with a peer group of funds as determined by Lipper1, and, with respect to BHL and FRA, a customized peer group selected by BlackRock, as well as the investment performance of BLW as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports, and with respect to FRA and BLW, registration statements in connection with the Fund’s equity shelf program; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

82	ANNUAL REPORT	AUGUST 31, 2015

Disclosure of Investment Advisory Agreements (continued)

performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to BHL and FRA, the customized peer group selected by BlackRock, and with respect to BLW, the investment performance of BLW as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BLW noted that for each of the one-, three- and five-year periods reported, BLW exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BLW.

The Board of BHL noted that for the one-, three- and five-year periods reported, BHL ranked in the second, third and fourth quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BHL.

The Board of FRA noted that for the one-, three- and five-year periods reported, FRA ranked in the second, third and third quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for FRA.

The Board of each of BHL and FRA also noted its respective Fund’s improved performance during the one-year period. The Board of each of BHL and FRA and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the three- and five-year periods. BHL’s and FRA’s Board was informed that, among other things, the two factors with the greatest impact on performance relative to each Fund’s peers during these periods were the Fund’s leverage utilization limit and the Fund’s portfolio management team’s higher quality investment style.

The Board of each of BHL and FRA and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to do so.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its

ANNUAL REPORT	AUGUST 31, 2015	83

Disclosure of Investment Advisory Agreements (concluded)

obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BHL noted that BHL’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of each of FRA and BLW noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of each of FRA and BLW noted that although FRA and BLW may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of the Fund’s investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	AUGUST 31, 2015

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	AUGUST 31, 2015	85

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company). since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservation) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

86	ANNUAL REPORT	AUGUST 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. The Board has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014

Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

ANNUAL REPORT	AUGUST 31, 2015	87

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

88	ANNUAL REPORT	AUGUST 31, 2015

Additional Information

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Frank J. Fabozzi[1]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	8,406,555	57,374	0	8,392,001	71,928	0	8,405,328	58,601	0
BLW	32,593,416	451,435	0	32,552,527	492,324	0	32,594,388	450,463	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	8,405,328	58,601	0	8,405,803	58,126	0
BLW	32,599,520	445,331	0	32,559,145	485,706	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II

[2]	Class III

[3]	Class I

Approved the Directors as follows:

		Votes For	Votes Withheld	Abstain
FRA	Michael J. Castellano	32,403,178	1,224,526	0
	Kathleen F. Feldstein	32,365,055	1,262,649	0
	R. Glenn Hubbard	32,378,251	1,249,453	0
	John M. Perlowski	32,383,857	1,243,846	0
	Richard E. Cavanaugh	32,383,374	1,244,329	0
	James T. Flynn	32,366,262	1,261,441	0
	W. Carl Kester	32,388,654	1,239,050	0
	Karen P. Robards	32,407,971	1,219,733	0
	Frank J. Fabozzi	32,373,143	1,254,560	0
	Jerrold B. Harris	32,379,246	1,248,457	0
	Barbara G. Novick	32,414,020	1,213,683	0

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	AUGUST 31, 2015	89

Additional Information (continued)

General Information

BHL does not make available copies of its Statement of Additional Information because BHL’s shares are not continuously offered, which means that BHL’s Statement of Additional Information has not been updated after the completion of BHL’s offering and the information contained in BHL’s Statement of Additional Information may have become outdated.

BLW and FRA’s respective Statements of Additional Information include additional information about their respective Boards and are available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

90	ANNUAL REPORT	AUGUST 31, 2015

Additional Information (concluded)

Section 19(a) Notices

BLW’s amounts and sources of distributions reported are estimates and are provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes. Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website http://www.blackrock.com.

August 31, 2015
		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BlackRock Limited Duration Income Trust	BLW	$1.216503	—	—	$0.074497	$1.291000	94%	0%	0%	6%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Funds’ net asset value per share.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. BHL has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about BHL and should be read carefully before investing.

BLW and FRA each have filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectuses of BLW and FRA are not an offer to sell BLW or FRA Common Shares or a solicitation of an offer to buy BLW or FRA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BLW and FRA contain important information about such Funds, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BLW and FRA carefully and in their entirety before investing. Copies of the final prospectuses for BLW and FRA can be obtained from BlackRock at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2015	91

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defined Opportunity Credit Trust	$64,813	$62,188	$0	$0	$9,486	$9,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Defined Opportunity Credit Trust	$9,486	$9,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Each of the foregoing professionals is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Mr. Keenan has been a member of the registrant’s portfolio management team since 2008. Messrs. Hart and Marshall have been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
Leland Hart

Managing Director of BlackRock since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.

James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007; Vice President of BlackRock from 2004 to 2005.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2) As of August 31, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	6	23	11	0	5	0
	$5.29 Billion	$6.71 Billion	$1.31 Billion	$0	$21.61 Million	$0
James E. Keenan	14	30	16	0	1	4
	$27.39 Billion	$13.92 Billion	$6.84 Billion	$0	$0.32 Million	$566.3 Million
C. Adrian Marshall	6	23	15	0	4	0
	$5.29 Billion	$6.67 Billion	$2.07 Billion	$0	$1.22 Million	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hart, Keenan and Marshall may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Leland Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James E. Keenan	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	$100,001-$500,000
James E. Keenan	Over $1,000,000
C. Adrian Marshall	$10,001-$50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in

Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Defined Opportunity Credit Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 3, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Defined Opportunity Credit Trust

Date: November 3, 2015